ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Financial Statements
December 31, 2018 and 2017
(With Independent Auditors' Report Thereon)

Report of Independent Auditors

To the Board of Directors
Allianz Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2018, and the related statutory statements of income and changes in surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018, or the results of its operations or its cash flows for the year then ended.

1 of 43

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
April 10, 2019

2 of 43

Independent Auditors’ Report

The Board of Directors
Allianz Life Insurance Company of New York:

We have audited the accompanying financial statements of Allianz Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2017, and the related statutory statements of operations and capital and surplus, and cash flow for the years ended December 31, 2017 and 2016, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Allianz Life Insurance Company of New York using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting

3 of 43

Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Allianz Life Insurance Company of New York as of December 31, 2017, or the results of its operations or its cash flows for the years ended December 31, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allianz Life Insurance Company of New York as of December 31, 2017, and the results of its operations and its cash flow for the years ended December 31, 2017 and 2016, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ KPMG LLP

Minneapolis, Minnesota
May 18, 2018

4 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2018 and 2017
(Dollars in thousands, except share data)

Admitted Assets	2018	2017
Cash and invested assets:
Bonds	$603,762	603,055
Cash and cash equivalents	47,639	18,745
Policy loans	360	400
Derivative assets	190	6,340
Receivables for securities	983	1,679
Total cash and invested assets	652,934	630,219
Investment income due and accrued	5,270	7,101
Premiums due and uncollected	22	47
Amounts due from reinsurers:
Amounts recoverable from reinsurers	15	13
Other amounts receivable under reinsurance contracts	5	7
Deferred tax asset, net	3,081	5,531
Other assets	1,165	1,450
Admitted assets, exclusive of separate account assets	662,492	644,368
Separate account assets	2,677,964	2,752,080
Total admitted assets	$3,340,456	3,396,448

5 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2018 and 2017
(Dollars in thousands, except share data)

Liabilities and Capital and Surplus	2018	2017
Policyholder liabilities:
Life policies and annuity contracts	$435,987	482,692
Accident and health policies	45,072	38,825
Deposit-type contracts	2,879	2,383
Life policy and contract claims	27	28
Accident and health policy and contract claims	171	197
Total policyholder liabilities	484,136	524,125
Interest maintenance reserve	—	25,568
General expenses due and accrued	524	90
Due from separate accounts	(59,985)	(94,929)
Payable to parent and affiliates	4,692	2,797
Current income taxes	588	5,648
Asset valuation reserve	4,432	3,534
Derivative liabilities	174	269
Other liabilities	4,185	4,208
Liabilities, exclusive of separate account liabilities	438,746	471,310
Separate account liabilities	2,677,964	2,752,080
Total liabilities	3,116,710	3,223,390
Capital and surplus:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares at December 31, 2018 and 2017	2,000	2,000
Additional paid-in capital	72,500	72,500
Unassigned surplus	149,246	98,558
Total capital and surplus	223,746	173,058
Total liabilities and capital and surplus	$3,340,456	3,396,448

See accompanying notes to statutory financial statements.

6 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Operations
Years ended December 31, 2018, 2017, and 2016
(Dollars in thousands)

	2018	2017	2016
Income:
Premiums and annuity considerations	$301,715	268,035	247,378
Consideration for supplementary contracts	5,117	7,390	2,708
Net investment income	23,273	34,421	42,598
Commissions and expense allowances on reinsurance ceded	201	211	225
Fees from separate accounts	72,602	74,868	73,612
Other	—	24	—
Total income	402,908	384,949	366,521
Benefits and other expenses:
Policyholder benefits	26,024	30,967	29,073
Surrenders	220,688	209,048	144,209
Change in aggregate reserves and deposit funds	(35,379)	4,740	(9,455)
Commissions and other agent compensation	24,543	23,374	22,248
General and administrative expenses	18,963	18,195	17,868
Net transfers to separate accounts	107,721	60,857	104,150
Total benefits and other expenses	362,560	347,181	308,093
Income from operations before income taxes and net realized capital gains (losses)	40,348	37,768	58,428
Income tax (benefit) expense	(292)	3,333	104
Net income from operations before net realized capital gains (losses)	40,640	34,435	58,324
Net realized capital gains (losses), net of taxes and interest maintenance reserve	7,217	(39,732)	(48,008)
Net income (loss)	$47,857	(5,297)	10,316

See accompanying notes to statutory financial statements.

7 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Capital and Surplus
Years ended December 31, 2018, 2017, and 2016
(Dollars in thousands)

	2018	2017	2016
Capital and surplus at beginning of year	$173,058	202,130	198,759
Change in accounting principle, net of tax (Note 3)	3,191	—	—
Correction of errors, net of tax (Note 3)	—	2,932	(264)
Adjusted balance at beginning of year	176,249	205,062	198,495
Net income (loss)	47,857	(5,297)	10,316
Change in unrealized capital gains (losses)	18,410	(21,209)	(5,276)
Change in net deferred income tax	332	(2,569)	(336)
Change in nonadmitted assets	(18,198)	(2,489)	(121)
Other changes in capital and surplus	(904)	(440)	(948)
Capital and surplus at end of year	$223,746	173,058	202,130

See accompanying notes to statutory financial statements.

8 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flow
Years ended December 31, 2018, 2017, and 2016
(Dollars in thousands)

	2018	2017	2016
Cash flows from operating activities:
Revenues:
Premiums and annuity considerations, net	$306,827	275,427	250,088
Net investment income	26,144	41,257	42,266
Other income	72,805	75,101	73,837
Total cash provided by operating activities	405,776	391,785	366,191
Benefits and expenses paid:
Benefit and loss-related payments	245,902	239,655	173,104
Commissions, expenses paid, and aggregate write-ins for deductions	42,993	41,466	39,909
Net transfers to separate accounts	72,777	57,591	93,450
Income tax paid (benefit received), net	5,281	(248)	9,714
Total cash used in operating activities	366,953	338,464	316,177
Net cash provided by operating activities	38,823	53,321	50,014
Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	119,948	76,300	135,162
Miscellaneous proceeds	758	6,834	2,403
Total cash provided by investing activities	120,706	83,134	137,565
Cost of investments acquired:
Bonds	123,799	108,338	85,009
Derivatives	9,152	47,869	54,270
Miscellaneous applications	—	10,550	3,604
Total cash used in investing activities	132,951	166,757	142,883
Net cash used in investing activities	(12,245)	(83,623)	(5,318)
Cash flows from financing and miscellaneous activities:
Change in payable to parent and affiliates	1,895	(323)	598
Other	421	(279)	(2,565)
Net cash provided by (used in) financing and miscellaneous activities	2,316	(602)	(1,967)
Net increase (decrease) in cash, cash equivalents, and short-term investments	28,894	(30,904)	42,729
Cash, cash equivalents, and short-term investments:
Beginning of year	18,745	49,649	6,920
End of year	$47,639	18,745	49,649

See accompanying notes to statutory financial statements.

9 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(1)	Organization and Nature of Operations
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, individual long-term care (LTC), and group accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed and variable annuities. Accident and health business consists principally of LTC insurance. The Company has discontinued selling fixed annuity, life, and LTC products. The Company's primary distribution channel is through broker-dealers.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubts concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies

(a)	Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:

(1)
Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.

(2)
Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.

(3)
Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

(4)
Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity..

(5)
Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.

10 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(6)
The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.

(7)
Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, negative IMR, and portions of DTAs. There is no such concept under U.S. GAAP.

(8)
A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.

(9)
Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

(10)
Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.

(11)
Changes in the fair value of derivatives are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as an offset to changes in the related policy benefit reserve within the line item where the embedded derivative is recorded.

(12)
Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs.

(13)	The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.

(14)	The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

(15)
The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.

(16)
Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.

(17)
Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.

11 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(18)
Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.

(19)
For variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

(b)	Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2018, 2017, and 2016.

(c)	Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2018 and 2017, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.

(d)	Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.

(e)	Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year for fixed-indexed and change in fund basis for deferred fixed-interest annuities for the calculation method, on a continuous basis, using the maximum allowable interest rate. Deferred fixed-indexed and fixed-interest annuities only have a single-tier structure, which may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using Actuarial Guideline XLIII – CARVM for Variable Annuities (AG43), for guaranteed benefits with adequacy confirmed using stochastic scenario testing. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM). Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies

12 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

in reserve adequacy. The results of these tests and analysis support the conclusion that no additional asset adequacy reserves are required or recorded at December 31, 2018 and 2017, respectively. For the universal life business, the Department’s Regulation 147 – Valuation of Life Insurance Reserves stand-alone asset adequacy analysis was performed, which resulted in establishing additional reserves of $100 as of December 31, 2018 and 2017, respectively.

(f)	Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the Department’s Regulation 56 – Minimum Reserves for Individual Accident and Health Insurance Policies stand‑alone asset adequacy analysis was performed through a gross premium valuation. The testing under the “sound value” requirements resulted in establishing additional reserves of $14,303 and $9,257 as of December 31, 2018 and 2017, respectively.

(g)	Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and expenses related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(h)	Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(i)	Reinsurance
The Company cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable.

(j)	Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.

13 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Loan-backed securities and structured securities are amortized using, among other factors, anticipated prepayments. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
Allianz Life reviews its entire combined investment portfolio, including the Company and all other subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, short-term tax exempt and taxable money market funds. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.

14 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Receivables for Securities
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Receivables for securities and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(k)	Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only.
Futures and Options Contracts
The Company provides benefits through certain annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, Change in unrealized gains. Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
In 2018, NAIC SAP issued an update to SSAP No. 86 – Derivatives (SSAP No. 86) clarifying treatment of futures gains and losses, see Note 3 for further discussion. In 2017, futures gains and losses are included in Net realized capital gain (loss) in the 2017 Statutory Statements of Operations. No asset or liability is recorded except for the outstanding unpaid variation margin representing market movements on the last trading day of the year and included in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Interest Rate Swaps and Total Return Swaps
The Company utilizes interest rate swaps (IRS) and total return swaps (TRS) also to economically hedge market risks embedded in certain annuities. IRS and TRS contracts are reported at fair value in Derivative assets or

15 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
In March 2018, the Company changed its hedging strategy for certain variable annuities, which resulted in the sale of its IRS portfolio. See Note 5(f) for further details on the sale.
(l)    Income Taxes
The Company files a consolidated federal income tax return with AZOA. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the state of New York. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(m)	Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders for which investment income and investment gains and losses accrue directly to and the investment risk is borne by contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds and cash equivalents. Certain assets that are allocated to the index options for the Allianz Index Advantage New York Variable Annuity (VIA) are invested in bonds and cash equivalents and carried at amortized cost in accordance with the product filing requirements in the state of New York.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been

16 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned.
In 2018, the Company changed its presentation of Separate account assets and Separate account liabilities to report derivatives on a gross basis. Previously, derivatives in the Separate account assets and Separate liabilities were presented on a net basis.

(n)	Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation. These reclassifications did not change total admitted assets, capital and surplus, or net income as previously reported.

(3)	Accounting Changes and Corrections of Errors
Accounting Changes
Variable-Indexed Annuity Basic Adjusted Reserve Calculation
In 2018, the Company changed its methodology used to calculate the Basic Adjusted Reserve for variable-indexed annuities to utilize the guaranteed cap instead of the projected index option. The prior period impacts of the methodology change were recorded in 2018 and resulted in a pre-tax decrease of $4,040 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The corresponding increase to surplus of $3,191 is recorded in Change in accounting principle, net of tax within the Statutory Statements of Capital and Surplus.
Recently Issued Accounting Standards – Adopted in 2018
In 2017, the NAIC adopted revisions to SSAP No. 69 – Statement of Cash Flow, by adopting Accounting Standards Update 2016-15 – Classification of Certain Cash Receipts and Cash Payments, in its entirety. The revisions provide guidance on the classification of eight different subject matter topics including: 1) Debt prepayment or debt extinguishment costs, 2) Settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, 3) Contingent consideration payments made after a business combination, 4) Proceeds from the settlement of insurance claims, 5) Proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, 6) Distributions received from equity method investors, 7) Beneficial interests in securitization transactions, and 8) Separately identifiable cash flows and application of the predominance principle. The revisions are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. There was no impact to net income or surplus during the year ended December 31, 2018 as a result of adopting the revisions.
In 2017, the NAIC adopted revisions to SSAP No. 86. These revisions clarify that variation margin changes should not be recognized as "settlement" until the derivative contract has terminated and instead should be recognized as an adjustment to the carrying value of the derivative contract as a separate asset or liability. The revisions are effective January 1, 2018 with prospective application. Upon adoption, the Company reflected a prospective change in variation margin for all futures contracts as unrealized until sale, maturity, or expiration, resulting in a pre-tax decrease of $7,969 to net income and no impact to surplus for the year ended December 31, 2018.
Recently Issued Accounting Standards – Adopted in 2017
In 2017, the NAIC adopted revisions to SSAP No. 26 – Bonds. The revisions remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments, including the option to measure bond exchange-traded funds using systematic value. The revisions also incorporate the definition of a security

17 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

within the definition of a bond and incorporate definitions for non-bond, fixed-income instruments. The revisions are effective December 31, 2017. There was no impact to net income or surplus during the year ended December 31, 2018 as a result of adopting the revisions.
Recently Issued Accounting Standards – To Be Adopted
In 2016, the NAIC adopted revisions to SSAP No. 51R – Life Contracts, and SSAP No. 54 – Individual and Group Accident and Health Contracts, Issue Paper No. 154 – Implementation of Principles-Based Reserving. These revisions relate to the adoption of principles based reserving for Life and Heath contracts. The revisions are effective January 1, 2020. The Company is currently assessing the impact of the new guidance.
In 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It is effective January 1, 2020, with early adoption permitted January 1, 2019. The Company is currently assessing the impact of the new guidance.
Corrections of Errors
The Company records correction of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2017, the Company identified an error in its policy administration system whereby surrender charges were not properly calculated for certain variable annuities. The error resulted in a $1,695 pre-tax understatement of Policyholder liabilities for Life policies and annuity contracts, a $6,206 pre-tax understatement of Due from separate accounts, both within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and a corresponding after-tax $2,932 understatement of net income and capital and surplus in 2016. Policyholder liabilities for Life policies and annuity contracts and Due from separate accounts both within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and Correction of errors, net of tax within the Statutory Statements of Capital and Surplus have been adjusted in 2017 to correct for the prior period impact.
During 2016, various modeling errors were identified related to certain LTC products. The errors resulted in a $406 pre-tax understatement of Policyholder liabilities for Accident and health policies within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and a corresponding after-tax $264 overstatement of net income and capital and surplus in 2015. Policyholder liabilities for Accident and health policies within the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and Correction of errors, net of tax within the Statutory Statements of Capital and Surplus have been adjusted in 2016 to correct for the prior period.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-rate and variable-rate income securities, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

18 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swaps (CDS) of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.

19 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. Allianz Life monitors the economic and accounting impacts of interest rate stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company's specific basis periodically.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Allianz Life monitors the impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) an integrated risk and control system is performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

(g)	Legal/Regulatory Risk
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.
The Company actively monitors all market-related exposure and participates in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.

(h)	Ratings Risk
Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are

20 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events

(i)	Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.

(j)	Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.

(k)	Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

21 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(5)    Investments

(a)	Bonds and Other Assets Receiving Bond Treatment
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments are shown below:

	2018
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$93,112	291	292	93,111
States and political subdivisions	7,419	265	161	7,523
Corporate securities	352,166	9,285	7,514	353,937
Mortgage-backed securities	151,065	700	2,230	149,535
Total	$603,762	10,541	10,197	604,106

	2017
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$57,640	253	306	57,587
States and political subdivisions	10,502	503	—	11,005
Corporate securities	385,100	25,393	874	409,619
Mortgage-backed securities	149,813	1,485	1,357	149,941
Total	$603,055	27,634	2,537	628,152
At December 31, 2018 and 2017, the Company did not have NAIC-6 rated bonds.
At December 31, 2018 and 2017, the Company had hybrid securities with a carrying value of $0 and $309, respectively.
As of December 31, 2018 and 2017, investments with a statement value of $1,672 and $1,677, respectively were held on deposit as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2018, by expected maturity, are shown below:

	Amortized cost	Fair value
Due in 1 year or less	$17,267	17,355
Due after 1 year through 5 years	234,740	234,332
Due after 5 years through 10 years	96,995	94,196
Due after 10 years	101,167	106,114
Loan-backed and other structured securities	153,593	152,109
Total bonds and other assets receiving bond treatment	$603,762	604,106
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

22 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2018	2017	2016
Proceeds from sales	$119,948	76,300	139,284
Gross gains	299	128	1,117
Gross losses	2,061	177	949
For the years ended December 31, 2018 and 2017, there were 6 and 15 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $204 and $527 for 2018 and 2017, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, Allianz Life performs a quarterly review of its entire combined investment portfolio, including the Company as their subsidiary, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2018
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$40,522	144	7,806	148	48,328	292
States and political subdivisions	4,278	161	—	—	4,278	161
Corporate securities	154,286	4,658	41,844	2,856	196,130	7,514
Mortgage-backed securities	70,164	848	35,931	1,382	106,095	2,230
Total temporarily impaired securities	$269,250	5,811	85,581	4,386	354,831	10,197

	2017
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$25,592	306	—	—	25,592	306
Corporate securities	27,412	174	20,700	700	48,112	874
Mortgage-backed securities	42,480	304	26,212	1,053	68,692	1,357
Total temporarily impaired securities	$95,484	784	46,912	1,753	142,396	2,537
As of December 31, 2018 and 2017, the number of bonds that were in an unrealized loss position was 145 and 50, respectively.
As of December 31, 2018 and 2017, of the total amount of unrealized losses, $9,824, or 96.3%, and $2,454, or 96.7%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

23 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(c)	Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2018	2017	2016
Bonds	$(2,125)	(306)	(218)
Derivatives	(37,022)	(21,508)	(47,878)
Other	27	55	—
Total realized capital losses	(39,120)	(21,759)	(48,096)
Income tax benefit (expense) on net realized losses	335	223	(59)
Total realized capital losses, net of taxes	(38,785)	(21,536)	(48,155)
Net (losses) gains transferred to IMR, net of taxes	(46,002)	18,196	(147)
Net realized gains (losses), net of taxes and IMR	$7,217	(39,732)	(48,008)

(d)	Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2018	2017	2016
Interest:
Bonds	$22,183	23,972	27,299
Policy loans	(12)	22	22
Cash and cash equivalents	779	278	105
Derivatives	990	9,837	15,225
Other	30	35	19
Gross investment income	23,970	34,144	42,670
Investment expenses	(691)	(847)	(834)
Net investment income before amortization of IMR	23,279	33,297	41,836
Amortization of IMR	(6)	1,124	762
Net investment income	$23,273	34,421	42,598

(e)	Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company had no loan-backed securities with a recognized OTTI for the years ended December 31, 2018 and 2017.

(f)	Derivatives and Hedging Instruments
The Company does not have derivative contracts with financing premium. Derivatives held by the Company do not qualify for hedge accounting treatment.
In March 2018, the Company changed its hedging strategy for certain variable annuities, which resulted in the sale of its IRS portfolio. As a result of the sale, the Company recorded a realized loss of $56,161 that was offset by IMR of $44,367 and a tax benefit of $11,794. The sale resulted in a negative IMR balance that was reclassified to an asset and fully nonadmitted.
In September 2017, the Company restriked a portion of its IRS portfolio that hedges variable annuity liabilities. The restrike transaction included selling a portion of the Company's IRS portfolio to consolidate its net positions.

24 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

As a result of this transaction, net gains of $28,282, fully offset by taxes and IMR, were recorded within the Net realized capital losses, net of taxes and IMR on the Statutory Statements of Operations.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2018			2017
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
OTC options	$123,225	190	(174)	222,525	346	—
IRS	—	—	—	273,000	5,262	(162)
Futures	336,519	—	—	249,008	732	(107)
TRS	14,000	—	—	11,000	—	—
Total derivative instruments		$190	(174)		6,340	(269)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2018 and 2017, had a fair value of $55,551 and $60,669, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The Company had no collateral posted for OTC derivatives as of December 31, 2018 and 2017. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

(g)	Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.

25 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(h)	Restricted Assets
As of December 31, 2018, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted				Percentage
	Total general account	Total from prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
On deposit with states	$1,672	1,677	(5)	1,672	—%	0.1%
Derivative collateral	55,569	59,521	(3,952)	55,569	1.7	1.7
Total restricted assets	$57,241	61,198	(3,957)	57,241	1.7%	1.8%
(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.

26 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2018
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	190	—	190
Separate account assets	2,128,031	11,846	—	2,139,877
Total assets reported at fair value	2,128,031	12,036	—	2,140,067
Liabilities at fair value
Derivative liabilities	—	174	—	174
Separate account derivative liabilities	—	36,644	—	36,644
Total liabilities reported at fair value	$—	36,818	—	36,818

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

	2017
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$731	5,609	—	6,340
Separate account assets	2,361,445	24,810	—	2,386,255
Total assets reported at fair value	2,362,176	30,419	—	2,392,595
Liabilities at fair value
Derivative liabilities	107	162	—	269
Total liabilities reported at fair value	$107	162	—	269

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2018.

(a)	Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of futures is based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a

27 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(b)	Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds and cash equivalents, are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on net asset values that are quoted as prices (unadjusted) in an active, observable market. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Bonds and cash equivalents, along with related accrued investment income and receivables, carried at amortized cost within the separate account have an amortized cost of $538,087 and $365,825 as of December 31, 2018 and 2017, respectively, and a fair value of $523,900 and $365,773 as of December 31, 2018 and 2017, respectively. Separate account assets carried at amortized cost are included in the table in section 6(g) below.

(c)	Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2018	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2018

TRS asset	$—	—	—	2,871	—	(2,871)	—
Total Level 3 assets	—	—	—	2,871	—	(2,871)	—

TRS liability	—	—	—	(1,709)	—	1,709	—
Total Level 3 liabilities	$—	—	—	(1,709)	—	1,709	—

	January 1, 2017	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2017

TRS asset	$—	—	—	1,036	—	(1,036)	—
Total Level 3 assets	—	—	—	1,036	—	(1,036)	—

TRS liability	—			(1,063)	—	1,063	—
Total Level 3 liabilities	$—	—	—	(1,063)	—	1,063	—

(d)	Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the end of the period in which the change occurs.
For the years ended December 31, 2018 and 2017, the Company did not have any transfers between levels.

28 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(e)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow model is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.

(f)	Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.

(g)	Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2018
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$604,106	603,762	93,112	510,994	—
Cash equivalents	43,239	43,239	43,239	—	—
Derivative assets	190	190	—	190	—
Separate account assets	2,663,777	2,677,964	2,142,943	520,834	—
Financial Liabilities
Deposit-type contracts	$3,163	2,879	—	—	3,163
Other investment contracts	564,551	415,179	—	—	564,551
Derivative liabilities	174	174	—	174	—
Separate account liabilities	2,663,777	2,677,964	2,142,943	520,834	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

	2017
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$628,152	603,055	57,587	570,565	—
Cash equivalents	36,638	36,638	36,638	—	—
Derivative assets	6,340	6,340	731	5,609	—
Separate account assets	2,752,027	2,752,080	2,384,220	367,807	—
Financial Liabilities
Deposit-type contracts	$2,636	2,383	—	—	2,636
Other investment contracts	584,609	466,585	—	—	584,609
Derivative liabilities	269	269	107	162	—
Separate account liabilities	2,752,027	2,752,080	2,384,220	367,807	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

29 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of Bonds
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds. The fair value of money market mutual funds is based on quoted market prices in active markets and included in Level 1.
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Separate Account Liabilities
In accordance with SSAP No. 56, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

30 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(7)	Income Taxes

(a)	Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2018
	Ordinary	Capital	Total
Total gross deferred tax assets	$7,569	105	7,674
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	7,569	105	7,674
Deferred tax assets nonadmitted	(409)	—	(409)
Subtotal net admitted deferred tax assets	7,160	105	7,265
Deferred tax liabilities	(4,184)	—	(4,184)
Net admitted deferred tax assets	$2,976	105	3,081

	December 31, 2017
	Ordinary	Capital	Total
Total gross deferred tax assets	$10,918	—	10,918
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	10,918	—	10,918
Deferred tax assets nonadmitted	(2,603)	—	(2,603)
Subtotal net admitted deferred tax assets	8,315	—	8,315
Deferred tax liabilities	(2,784)	—	(2,784)
Net admitted deferred tax assets	$5,531	—	5,531

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$(3,349)	105	(3,244)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(3,349)	105	(3,244)
Deferred tax assets nonadmitted	2,194	—	2,194
Subtotal net admitted deferred tax assets	(1,155)	105	(1,050)
Deferred tax liabilities	(1,400)	—	(1,400)
Net admitted deferred tax assets	$(2,555)	105	(2,450)

31 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2018
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	2,976	105	3,081
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	33,100
Lesser of 11.b.i or 11.b.ii	2,976	105	3,081
Adjusted gross DTAs offset by gross DTLs (11.c)	4,184	—	4,184
Deferred tax assets admitted	$7,160	105	7,265

	December 31, 2017
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	5,531	—	5,531
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	25,129
Lesser of 11.b.i or 11.b.ii	5,531	—	5,531
Adjusted gross DTAs offset by gross DTLs (11.c)	2,784	—	2,784
Deferred tax assets admitted	$8,315	—	8,315

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	(2,556)	105	(2,451)
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	7,971
Lesser of 11.b.i or 11.b.ii	(2,556)	105	(2,451)
Adjusted gross DTAs offset by gross DTLs (11.c)	1,401	—	1,401
Deferred tax assets admitted	$(1,155)	105	(1,050)

32 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2018	2017	Change
Ratio percentage used to determine recovery period and threshold limitation amount	1,584%	1,581%	3%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$220,666	167,528	53,138
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

	December 31, 2018
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%	100.0%

December 31, 2017
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

	Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%	100.0%
The Company’s tax planning strategies do not include the use of reinsurance.

(b)	Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

(c)	Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) and the changes in DTAs and DTLs include:

	December 31
	2018	2017	2016	2018-2017 Change	2017-2016 Change
Current year federal tax (benefit) expense - ordinary income	$(292)	3,333	104	(3,625)	3,229
Current year foreign tax (benefit) expense - ordinary income	—	—	—	—	—
Subtotal	(292)	3,333	104	(3,625)	3,229
Current year tax (benefit) expense - net realized capital gains (losses)	(335)	(223)	59	(112)	(282)
Federal and foreign income taxes incurred	$(627)	3,110	163	(3,737)	2,947

33 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2018	2017	Change
Ordinary:
Deferred acquisition costs	$2,429	2,321	108
Policyholder reserves	5,133	5,399	(266)
Expense accruals	2	8	(6)
Investments	—	3,177	(3,177)
Nonadmitted assets	5	13	(8)
Subtotal	7,569	10,918	(3,349)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(409)	(2,603)	2,194
Admitted ordinary tax assets	7,160	8,315	(1,155)
			—
Capital:			—
Impaired assets	105	—	105
Subtotal	105	—	105
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	105	—	105
Admitted deferred tax assets	$7,265	8,315	(1,050)

	December 31
Deferred tax liabilities	2018	2017	Change
Ordinary:
Investments	$(2,003)	(240)	(1,763)
Policyholder reserves	(2,173)	(2,536)	363
Deferred and uncollected premiums	(8)	(8)	—
Subtotal	(4,184)	(2,784)	(1,400)

Capital:
Other	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	(4,184)	(2,784)	(1,400)
Net deferred tax asset	$3,081	5,531	(2,450)
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Tax Cuts and Jobs Act of 2017 (Tax Act of 2017) was enacted on December 22, 2017, thereby requiring various adjustments be reflected in the Statutory Financial Statements as of December 31, 2017. The Tax Act of 2017, among its many elements, lowers the corporate tax rate to 21%, a reduction from the historical 35% rate. Accordingly, the Company revalued its deferred tax inventory as of December 31, 2017 to reflect the lower tax rate, resulting in a decrease to its net deferred tax asset of $5,423 and a corresponding decrease to surplus as of December 31, 2017. The change in the net deferred tax asset resulted in a decrease of the amount of deferred tax assets nonadmitted of $1,736 and a corresponding increase to surplus as of December 31, 2017.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service

34 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations as of December 31, 2018.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2018	2017	Change
Net deferred tax assets	$3,490	8,134	(4,644)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets after statutory valuation allowance	3,490	8,134	(4,644)
Tax effect of unrealized gains/(losses)	1,799	(3,177)	4,976
Change in net deferred income tax			$332

(d)	Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
	Effective tax rate	Effective tax rate	Effective tax rate
Income before taxes	21.0%	35.0%	35.0%
Amortization of IMR	—	(1.1)	(0.5)
Dividends received deduction	(1.9)	(5.3)	(4.5)
Tax hedges	(0.2)	—	—
Tax hedge reclassification	(19.3)	(20.0)	(28.7)
Non-deductible expenses	0.1	(0.1)	—
Change in deferred tax on non-admitted assets	—	0.1	—
Prior period adjustments	(1.0)	(1.8)	(0.3)
Change in deferred tax impairments	(0.3)	—	—
Tax reform revaluation (1)	—	8.8	—
Other	—	—	(0.2)
Total	(1.6)%	15.6%	0.8%

Federal and foreign income taxes incurred	(0.7)%	8.8%	0.2%
Change in net deferred income taxes	(0.9)	6.8	0.6
Total statutory income taxes	(1.6)%	15.6%	0.8%
(1) On December 22, 2017, the United States passed the Tax Act of 2017, which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Statutory Statements of Assets, Liabilities, and Capital and Surplus were revalued to reflect the reduction in the future corporate tax rate.

(e)	Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2018, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had no tax contingencies computed in accordance with SSAP No. 101 as of December 31, 2018 and 2017.

35 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2018 and 2017, the Company recognized no such expenses.

(f)	Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the Allianz Life Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2015, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved the federal income tax return filed by AZOA for the 2015 tax year, which included carrybacks to the 2012 tax year. This examination concluded in October 2018 with the Internal Revenue Service only making one immaterial adjustment that increased the Company’s tax liability for 2012. The Internal Revenue Service has also initiated an examination of AZOA’s 2016 and 2017 income tax returns, which is expected to close by the end of 2019.
(8)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2018, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Activity in the accident and health claim reserves is summarized as follows:

	2018	2017	2016
Balance at January 1, net of reinsurance recoverables of $622, $544, and $497, respectively	$4,867	3,877	3,504
Incurred related to:
Current year	916	2,026	1,504
Prior years	(374)	248	(361)
Total incurred	542	2,274	1,143
Paid related to:
Current year	81	85	85
Prior years	1,390	1,199	685
Total paid	1,471	1,284	770
Balance at December 31, net of reinsurance recoverables of $529, $622, and $544, respectively	$3,938	4,867	3,877
Prior year incurred claim reserves for 2018 reflect favorable claim development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business. Prior year incurred claim reserves for 2017 reflect unfavorable claim development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC and group health lines of business. Prior year incurred claims reserves for 2016 reflect unfavorable claim development with the group marketing and individual LTC lines of business.

36 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(9)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2018	2017
Aggregate reserves	$4,473	4,235
Policy and contract claims	191	194
The Company assumed no business from other companies for the years ended December 31, 2018, 2017, and 2016. Life insurance, annuities, and accident and health business ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Net amount
December 31, 2018
Life insurance in force	$53,361	48,195	5,166
Premiums:
Life	922	744	178
Annuities	298,637	—	298,637
Accident and health	3,367	467	2,900
Total premiums	$302,926	1,211	301,715

December 31, 2017
Life insurance in force	$59,398	50,925	8,473
Premiums:
Life	983	781	202
Annuities	264,826	—	264,826
Accident and health	3,489	482	3,007
Total premiums	$269,298	1,263	268,035

December 31, 2016
Life insurance in force	$66,299	57,082	9,217
Premiums:
Life	1,070	834	236
Annuities	244,134	—	244,134
Accident and health	3,504	496	3,008
Total premiums	$248,708	1,330	247,378
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a

37 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2018, 2017, and 2016.
There were no commutations for the years ended December 31, 2018 and 2017, respectively. The Company reported in its operations for the year ended December 31, 2016, as a result of commutation of reinsurance with AUL Reinsurance Management Services, LLC, claims incurred of $199.
(10)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2018	Percentage of total	2017	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$131,145	4%	$150,859	5%
At book value less current surrender charges of 5% or more	524,493	17	440,159	14
At market value	2,042,626	68	2,230,024	71
Total with adjustment or at market value	2,698,264	89	2,821,042	90
At book value without adjustment (minimal or no charge or adjustment)	272,143	9	278,197	9
Not subject to discretionary withdrawal	46,654	2	39,428	1
Total gross	3,017,061	100%	3,138,667	100%
Reinsurance ceded	—		—
Total net	$3,017,061		$3,138,667

	2018	2017
Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
Life, Accident, and Health Annual Statement Annuities, net (excluding supplementary contracts with life contingencies)	$415,179	466,585
Supplemental contracts with life contingencies, net	17,533	12,828
Deposit-type contracts	2,879	2,383
Subtotal	435,591	481,796
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	2,580,835	2,656,123
Supplemental contracts with life contingencies, net	636	748
Subtotal	2,581,471	2,656,871
Total annuity actuarial reserves and deposit fund liability	$3,017,062	3,138,667

38 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(11)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts issued through the Company’s separate accounts and underwritten by the Company.
As of December 31, 2018 and 2017, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2018	2017
Premiums, considerations, or deposits	$298,627	264,695

Reserves for account, with assets at fair value	2,043,263	2,294,692
Reserves for account, with assets at amortized cost	538,208	362,178
Total reserves	2,581,471	2,656,870
By withdrawal characteristics:
At fair value	2,042,626	2,293,945
At book value without MV adjustment and with current surrender charge of 5% or more	523,083	362,178
At book value without MV adjustment and with current surrender charge of less than 5%	15,125	—
Subtotal	2,580,834	2,656,123
Not subject to discretionary withdrawal	637	748
Total	$2,581,471	2,656,871
As of December 31, 2018 and 2017, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2018		2017
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$2,037,206	—	2,309,498	—
Variable Indexed Annuities (Non-Unitized Non-Insulated)	—	640,758	—	442,582
Total	$2,037,206	640,758	2,309,498	442,582
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $36,073, $33,270, $30,266, $25,445, and $20,472 during the past five years, respectively. The general account of the Company paid $465, $13, $2,140, $1,046, and $0 towards separate account guarantees during the past five years, respectively.

39 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

A reconciliation of net transfers to separate accounts for the years ended December 31 is included in the following table:

	2018	2017	2016
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$298,627	264,695	243,897
Transfers from separate accounts	(191,108)	(209,986)	(139,836)
Net transfers to separate accounts	107,519	54,709	104,061
Reconciling adjustments:
Other adjustments	202	(58)	89
Differences due to correction of error (see Note 3)	—	6,206	—
Transfers as reported in the Statutory Statements of Operations	$107,721	60,857	104,150

(12)	Related-Party Transactions

(a)	Real Estate
The Company subleases office space from an affiliate. In connection with this agreement, the Company incurred rent expense of $25, $28, and $27 in 2018, 2017, and 2016, respectively, which is included in General and administrative expenses on the Statutory Statements of Operations.

(b)	Service Fees
The Company incurred fees for administrative services provided by Allianz Life of $9,500, $9,830 and $10,135 in 2018, 2017, and 2016, respectively. The Company’s liability for these expenses was $676 and $1,013 as of December 31, 2018 and 2017, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company incurred fees for investment advisory services provided by affiliated companies of $668, $559, and $491 in 2018, 2017, and 2016, respectively. The Company’s liability for these charges was $60 and $51 as of December 31, 2018 and 2017, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has an agreement with Allianz Investment Management, LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $965, $1,042, and $1,097 during 2018, 2017, and 2016, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. The related receivable for the fees was $80 and $86 at December 31, 2018 and 2017, respectively, which is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $24,155, $22,711, and $21,607 for the years ended December 31, 2018, 2017, and 2016, respectively.
The Company has an agreement with ALFS, whereby 12b-1 fee receivables are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and Allianz Life. In the event that assigned receivables exceed expenses, ALFS records a loss on the transaction with the Company and a dividend-in-kind to Allianz

40 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Life. The Company recorded revenue from this agreement of $4,236, $4,357, and $4,264 for the years ended December 31, 2018, 2017, and 2016, respectively. The Company recorded expenses related to this agreement of $4,973, $4,237, and $4,348 for the years ended December 31, 2018, 2017, and 2016, respectively.

(c)	Reinsurance
The Company cedes certain term life and universal life insurance policies to Allianz Life. At December 31, 2018 and 2017, the Company had no reinsurance recoverables and receivables from Allianz Life included in Amounts recoverable from reinsurers on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(d)	Line of Credit Agreement
The Company has a line of credit agreement with Allianz Life, to provide liquidity, as needed. No amounts have been borrowed during the years ended December 31, 2018, and 2017. The Company’s borrowing capacity under the agreement is limited to 5% of the General Account admitted assets of the Company as of the preceding year-end.
(13)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $252, $241, and $228 in 2018, 2017, and 2016, respectively, toward the AAAP matching contributions and administration expenses.
(14)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2018 and 2017 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the lesser of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $22,375 can be paid in 2019 without prior approval of the Department. The Company paid no dividends in 2018, 2017, and 2016.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2018 and 2017.

41 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(15)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, short-term disability, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, reinsurance ceding, underwriting, and premium collection. Total premiums written by TPAs were $935, $987, and $1,064 for 2018, 2017, and 2016, respectively. For the years ended December 31, 2018, 2017, and 2016, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(16)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2018 and 2017, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2018, 2017, and 2016, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(17)    Commitments and Contingencies
The Company may become subject to claims and lawsuits that arise in the ordinary course of business.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
(18)    Segment Information
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
The Individual Annuities segment consists of variable, variable-indexed, fixed, and fixed-indexed annuities, which are provided through independent distribution channels made up of independent and affiliated broker dealers, agents, and registered representatives. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances. Revenues for the Company’s fixed and fixed-indexed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. The Company discontinued selling fixed and fixed-indexed annuity products and the block of business is in run off, however, in-force volumes are material and included within the Individual Annuities segment.
The Other segment consists of closed blocks of Life, LTC, and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

42 of 43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company does not maintain segregated investment portfolios for each segment. Net investment income and Net realized capital gain (loss), net of taxes and IMR, are allocated to the segments. Assets are only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder reserve levels. The results of the Individual Annuities and Other segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment.
Segment results are reconciled to the Statutory Statements of Operations amounts in the tables below:

	Year ended December 31, 2018
	Individual Annuities	Other	Total
Income:
Premium and annuity considerations*	$303,753	3,079	306,832
Net investment income	20,651	2,622	23,273
Commissions and expense allowances on reinsurance ceded	—	201	201
Fees from separate accounts	72,602	—	72,602
Other income	—	—	—
Total income	397,006	5,902	402,908
Benefits and other expenses:			—
Policyholder benefits and surrenders	245,151	1,561	246,712
Change in aggregate reserves	(41,622)	6,243	(35,379)
General and administrative and commission	42,982	524	43,506
Net transfers to separate accounts	107,721	—	107,721
Total benefits and other expenses	354,232	8,328	362,560
Pretax income (loss)	42,774	(2,426)	40,348
Net realized capital gain (loss)	1,593	5,624	7,217
Income tax expense (benefit)	(309)	17	(292)
Net income (loss)	$44,676	3,181	47,857
*Includes premiums and annuity and supplementary contract considerations.

(19)    Subsequent Events
The Company has evaluated subsequent events through April 10, 2019, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2018 that require adjustment to the Statutory Financial Statements.

43 of 43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2018

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of New York and the Contract Owners of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York, indicated in the table below (other than Allianz NFJ Dividend Value VIT Portfolio, which does not present a statement of assets and liabilities) as of December 31, 2018, and the related statements of operations and of changes in net assets for the year ended December 31, 2018 (other than Allianz NFJ Dividend Value VIT Portfolio, which is for the period January 1, 2018 to April 20, 2018 (date of merger with AZL Russell 1000 Value Index Fund Class 2)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America (other than Allianz NFJ Dividend Value VIT Portfolio, which does not present a statement of assets and liabilities) as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the year ended December 31, 2018 (other than Allianz NFJ Dividend Value VIT Portfolio, which is for the period January 1, 2018 to April 20, 2018 (date of merger with AZL Russell 1000 Value Index Fund Class 2)) in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account C
Allianz NFJ Dividend Value VIT Portfolio	AZL Russell 1000 Growth Index Fund Class 2	Ivy VIP Science and Technology Portfolio
AZL Balanced Index Strategy Fund	AZL Russell 1000 Value Index Fund Class 1	JPMorgan Insurance Trust Core Bond Portfolio
AZL DFA Five-Year Global Fixed Income Fund	AZL Russell 1000 Value Index Fund Class 2	Lazard Retirement International Equity Portfolio
AZL DFA Multi-Strategy Fund	AZL S&P 500 Index Fund	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
AZL Enhanced Bond Index Fund	AZL Small Cap Stock Index Fund Class 1	MFS VIT II International Value Portfolio
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Small Cap Stock Index Fund Class 2	MFS VIT Total Return Bond Portfolio
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL T. Rowe Price Capital Appreciation Fund	MFS VIT Utilities Portfolio

Subaccounts of Allianz Life Variable Account C
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	BlackRock Equity Dividend V.I. Fund	Oppenheimer Global Multi-Alternatives Fund/VA
AZL Gateway Fund	BlackRock Global Allocation V.I. Fund	Oppenheimer Global Strategic Income Fund/VA
AZL Government Money Market Fund	ClearBridge Variable Aggressive Growth Portfolio	Oppenheimer International Growth Fund/VA
AZL International Index Fund Class 1	Columbia Variable Portfolio - Seligman Global Technology Fund	PIMCO Global Bond Opportunities Portfolio (Unhedged)
AZL International Index Fund Class 2	Davis VA Financial Portfolio	PIMCO VIT All Asset Portfolio
AZL MetWest Total Return Bond Fund	Dreyfus VIF Appreciation Portfolio	PIMCO VIT Balanced Allocation Portfolio
AZL Mid Cap Index Fund Class 1	Eaton Vance VT Floating-Rate Income Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL Mid Cap Index Fund Class 2	Fidelity VIP Emerging Markets Portfolio	PIMCO VIT Dynamic Bond Portfolio
AZL Moderate Index Strategy Fund	Fidelity VIP FundsManager 50% Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
AZL Morgan Stanley Global Real Estate Fund Class 1	Fidelity VIP FundsManager 60% Portfolio	PIMCO VIT Global Core Bond(Hedged) Portfolio
AZL Morgan Stanley Global Real Estate Fund Class 2	Fidelity VIP Mid Cap Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
AZL MSCI Emerging Markets Equity Index Class 1	Fidelity VIP Strategic Income Portfolio	PIMCO VIT High Yield Portfolio
AZL MSCI Emerging Markets Equity Index Class 2	Franklin Founding Funds Allocation VIP Fund	PIMCO VIT Long-Term U.S. Government Portfolio
AZL MSCI Global Equity Index Fund	Franklin Income VIP Fund	PIMCO VIT Low Duration Portfolio
AZL MVP Balanced Index Strategy Fund	Franklin Mutual Shares VIP Fund	PIMCO VIT Real Return Portfolio
AZL MVP BlackRock Global Strategy Plus Fund	Franklin Rising Dividends VIP Fund	PIMCO VIT StocksPlus Global Portfolio
AZL MVP DFA Multi-Strategy Fund	Franklin Strategic Income VIP Fund	PIMCO VIT Total Return Portfolio

Subaccounts of Allianz Life Variable Account C
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	Franklin U.S. Government Securities VIP Fund	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
AZL MVP Fusion Dynamic Balanced Fund	Invesco V.I. American Value Fund	RCM Dynamic Multi-Asset Plus VIT Portfolio
AZL MVP Fusion Dynamic Conservative Fund	Invesco V.I. Balanced-Risk Allocation Fund	T. Rowe Price Blue Chip Growth Portfolio
AZL MVP Fusion Dynamic Moderate Fund	Ivy VIP Asset Strategy Portfolio	T. Rowe Price Equity Income Portfolio
AZL MVP Growth Index Strategy Fund	Ivy VIP Energy Portfolio	T. Rowe Price Health Sciences Portfolio
AZL MVP Moderate Index Strategy Fund	Ivy VIP Growth Portfolio	Templeton Global Bond VIP Fund
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	Ivy VIP Mid Cap Growth Portfolio	Templeton Growth VIP Fund
AZL Russell 1000 Growth Index Fund Class 1	Ivy VIP Natural Resources Portfolio

Basis for Opinions

These financial statements are the responsibility of the Allianz Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
March 27, 2019

We have served as the auditor of one or more of the subaccounts in Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York since 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of New York and Contract Holders of Allianz Life of NY Variable Account C:

Opinion on the Financial Statements
We have audited the accompanying statements of changes in net assets of the sub-accounts listed in the Appendix that comprise the Allianz Life of NY Variable Account C (the Separate Account) for the year or periods listed in the Appendix and the financial highlights in Note 6 for each of the years or periods in the four- year period ended December 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the changes in its net assets for the year or periods ended December 31, 2017, as listed in the Appendix and the financial highlights in Note 6 for each of the years or periods in the four-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We served as the Separate Account’s auditor from 1991 to 2018.

Minneapolis, Minnesota March 26, 2018

Appendix
Statement of changes in net assets for the year ended December 31, 2017.
Allianz NFJ Dividend Value VIT Portfolio	Fidelity VIP FundsManager 60% Portfolio
AZL Balanced Index Strategy Fund	Fidelity VIP Mid Cap Portfolio
AZL DFA Multi-Strategy Fund	Fidelity VIP Strategic Income Portfolio
AZL Enhanced Bond Index Fund	Franklin Founding Funds Allocation VIP Fund
AZL Fidelity Institutional Asset Management Multi-Strategy Fund (1)	Franklin Income VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 (1)	Franklin Mutual Shares VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 (1)	Franklin Rising Dividends VIP Fund
AZL Gateway Fund	Franklin Strategic Income VIP Fund
AZL Government Money Market Fund	Franklin U.S. Government Securities VIP Fund
AZL International Index Fund Class 1	Invesco V.I. American Value Fund
AZL International Index Fund Class 2	Invesco V.I. Balanced-Risk Allocation Fund
AZL MetWest Total Return Bond Fund	Ivy VIP Asset Strategy Portfolio(1)
AZL Mid Cap Index Fund Class 1	Ivy VIP Energy Portfolio(1)
AZL Mid Cap Index Fund Class 2	Ivy VIP Growth Portfolio(1)
AZL Moderate Index Strategy Fund	Ivy VIP Mid Cap Growth Portfolio(1)
AZL Morgan Stanley Global Real Estate Fund Class 1	Ivy VIP Natural Resources Portfolio(1)
AZL Morgan Stanley Global Real Estate Fund Class 2	Ivy VIP Science and Technology Portfolio(1)
AZL MSCI Emerging Markets Equity Index Class 1(1)	JPMorgan Insurance Trust Core Bond Portfolio
AZL MSCI Emerging Markets Equity Index Class 2(1)	Lazard Retirement International Equity Portfolio
AZL MSCI Global Equity Index Fund(1)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
AZL MVP Balanced Index Strategy Fund	MFS VIT II International Value Portfolio
AZL MVP BlackRock Global Strategy Plus Fund	MFS VIT Total Return Bond Portfolio
AZL MVP DFA Multi-Strategy Fund	MFS VIT Utilities Portfolio
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund (1)	Oppenheimer Global Multi-Alternatives Fund/VA
AZL MVP Fusion Dynamic Balanced Fund	Oppenheimer Global Strategic Income Fund/VA
AZL MVP Fusion Dynamic Conservative Fund	Oppenheimer International Growth Fund/VA
AZL MVP Fusion Dynamic Moderate Fund	PIMCO VIT All Asset Portfolio
AZL MVP Growth Index Strategy Fund	PIMCO VIT Balanced Allocation Portfolio(1)
AZL MVP Moderate Index Strategy Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	PIMCO VIT Dynamic Bond Portfolio (1)
AZL Russell 1000 Growth Index Fund Class 1	PIMCO VIT Emerging Markets Bond Portfolio
AZL Russell 1000 Growth Index Fund Class 2	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (1)
AZL Russell 1000 Value Index Fund Class 1	PIMCO VIT Global Core Bond (Hedged) Portfolio(1)
AZL Russell 1000 Value Index Fund Class 2	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
AZL S&P 500 Index Fund	PIMCO VIT High Yield Portfolio
AZL Small Cap Stock Index Fund Class 1	PIMCO VIT Low Duration Portfolio
AZL Small Cap Stock Index Fund Class 2	PIMCO VIT Real Return Portfolio
AZL T. Rowe Price Capital Appreciation Fund	PIMCO VIT StocksPLUS Global Portfolio(1)
BlackRock Equity Dividend V.I. Fund	PIMCO VIT Total Return Portfolio
BlackRock Global Allocation V.I. Fund	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
ClearBridge Variable Aggressive Growth Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio
Columbia Variable Portfolio - Seligman Global Technology Fund	T. Rowe Price Blue Chip Growth Portfolio
Davis VA Financial Portfolio	T. Rowe Price Equity Income Portfolio
Dreyfus VIF Appreciation Portfolio	T. Rowe Price Health Sciences Portfolio
Eaton Vance VT Floating-Rate Income Fund	Templeton Global Bond VIP Fund
Fidelity VIP Emerging Markets Portfolio	Templeton Growth VIP Fund
Fidelity VIP FundsManager 50% Portfolio
Statement of changes in net assets for the period from October 16, 2017 (inception) to December 31, 2017.
AZL DFA Five-Year Global Fixed Income Fund
Statement of changes in net assets for the period from May 1, 2017 (inception) to
PIMCO VIT Long-Term U.S. Government Portfolio
(1) See Note 1 to the financial statements for the former name of the fund.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund
Assets:
Investments at Net Asset Value	$25,854	$417	$86,634	$3,697	$24,959
Total Assets	25,854	417	86,634	3,697	24,959

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	25,854	417	86,634	3,697	24,959

Net Assets:
Contracts in Accumulation Period	25,854	417	86,634	3,697	24,959
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$25,854	$417	$86,634	$3,697	$24,959

Investment Shares	1,736	41	6,669	349	2,036
Investments at Cost	$25,048	$414	$92,912	$3,786	$24,793

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Gateway Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1
Assets:
Investments at Net Asset Value	$1,824	$19,523	$8,281	$33,008	$5,042
Total Assets	1,824	19,523	8,281	33,008	5,042

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	1,824	19,523	8,281	33,008	5,042

Net Assets:
Contracts in Accumulation Period	1,819	19,523	8,281	32,987	5,002
Contracts in Annuity Payment Period	5	—	—	21	40
Total Net Assets	$1,824	$19,523	$8,281	$33,008	$5,042

Investment Shares	191	1,990	660	33,008	507
Investments at Cost	$1,907	$20,277	$7,304	$33,008	$5,123

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund
Assets:
Investments at Net Asset Value	$23,234	$1,867	$2,070	$25,772	$32,560
Total Assets	23,234	1,867	2,070	25,772	32,560

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	23,234	1,867	2,070	25,772	32,560

Net Assets:
Contracts in Accumulation Period	23,234	1,867	2,052	25,772	32,560
Contracts in Annuity Payment Period	—	—	18	—	—
Total Net Assets	$23,234	$1,867	$2,070	$25,772	$32,560

Investment Shares	1,630	187	254	1,356	2,718
Investments at Cost	$23,800	$1,894	$2,515	$27,523	$37,371

	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund
Assets:
Investments at Net Asset Value	$1,922	$2,501	$615	$4,459	$592
Total Assets	1,922	2,501	615	4,459	592

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	1,922	2,501	615	4,459	592

Net Assets:
Contracts in Accumulation Period	1,908	2,501	615	4,459	592
Contracts in Annuity Payment Period	14	—	—	—	—
Total Net Assets	$1,922	$2,501	$615	$4,459	$592

Investment Shares	240	289	88	638	59
Investments at Cost	$2,339	$2,787	$454	$4,628	$626

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund
Assets:
Investments at Net Asset Value	$37,496	$89,765	$7,602	$29,287	$82,744
Total Assets	37,496	89,765	7,602	29,287	82,744

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	37,496	89,765	7,602	29,287	82,744

Net Assets:
Contracts in Accumulation Period	37,496	89,765	7,602	29,287	82,744
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$37,496	$89,765	$7,602	$29,287	$82,744

Investment Shares	3,031	7,725	714	2,622	7,926
Investments at Cost	$37,431	$89,276	$7,837	$31,206	$92,216

	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund
Assets:
Investments at Net Asset Value	$20,184	$211,714	$263,277	$56,460	$127,354
Total Assets	20,184	211,714	263,277	56,460	127,354

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	20,184	211,714	263,277	56,460	127,354

Net Assets:
Contracts in Accumulation Period	20,184	211,714	263,277	56,460	127,354
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$20,184	$211,714	$263,277	$56,460	$127,354

Investment Shares	1,809	20,535	18,819	4,252	10,648
Investments at Cost	$21,787	$235,043	$257,986	$57,373	$123,187

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$2,851	$25,511	$11,533	$16,732	$43,352
Total Assets	2,851	25,511	11,533	16,732	43,352

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	2,851	25,511	11,533	16,732	43,352

Net Assets:
Contracts in Accumulation Period	2,839	25,511	11,366	16,732	43,331
Contracts in Annuity Payment Period	12	—	167	—	21
Total Net Assets	$2,851	$25,511	$11,533	$16,732	$43,352

Investment Shares	282	1,886	1,349	1,491	2,967
Investments at Cost	$2,887	$25,373	$13,410	$18,846	$39,434

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Assets:
Investments at Net Asset Value	$629	$15,298	$22,664	$—	$77,575
Total Assets	629	15,298	22,664	—	77,575

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	629	15,298	22,664	—	77,575

Net Assets:
Contracts in Accumulation Period	629	15,298	22,647	—	77,575
Contracts in Annuity Payment Period	—	—	17	—	—
Total Net Assets	$629	$15,298	$22,664	$—	$77,575

Investment Shares	68	1,257	1,339	—	5,990
Investments at Cost	$695	$16,002	$20,566	$—	$84,692

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund
Assets:
Investments at Net Asset Value	$66	$19	$1,116	$—	$238
Total Assets	66	19	1,116	—	238

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	66	19	1,116	—	238

Net Assets:
Contracts in Accumulation Period	66	19	1,116	—	238
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$66	$19	$1,116	$—	$238

Investment Shares	3	1	97	—	27
Investments at Cost	$87	$20	$1,210	$—	$250

	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio
Assets:
Investments at Net Asset Value	$24	$2,043	$9,786	$38	$33
Total Assets	24	2,043	9,786	38	33

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	24	2,043	9,786	38	33

Net Assets:
Contracts in Accumulation Period	24	2,043	9,786	38	33
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$24	$2,043	$9,786	$38	$33

Investment Shares	2	176	959	1	3
Investments at Cost	$22	$1,977	$10,469	$43	$36

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Strategic Income VIP Fund
Assets:
Investments at Net Asset Value	$5,593	$119,740	$15,832	$14,338	$—
Total Assets	5,593	119,740	15,832	14,338	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	5,593	119,740	15,832	14,338	—

Net Assets:
Contracts in Accumulation Period	5,593	119,607	15,810	14,242	—
Contracts in Annuity Payment Period	—	133	22	96	—
Total Net Assets	$5,593	$119,740	$15,832	$14,338	$—

Investment Shares	885	8,105	907	562	—
Investments at Cost	$6,284	$124,279	$16,670	$10,877	$—

	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Asset Strategy Portfolio	Ivy VIP Energy Portfolio
Assets:
Investments at Net Asset Value	$27,629	$21	$—	$—	$—
Total Assets	27,629	21	—	—	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	27,629	21	—	—	—

Net Assets:
Contracts in Accumulation Period	27,611	21	—	—	—
Contracts in Annuity Payment Period	18	—	—	—	—
Total Net Assets	$27,629	$21	$—	$—	$—

Investment Shares	2,337	2	—	—	—
Investments at Cost	$29,551	$30	$—	$—	$—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio	Ivy VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Assets:
Investments at Net Asset Value	$—	$—	$—	$—	$1,541
Total Assets	—	—	—	—	1,541

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	—	—	—	—	1,541

Net Assets:
Contracts in Accumulation Period	—	—	—	—	1,541
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$—	$—	$—	$—	$1,541

Investment Shares	—	—	—	—	146
Investments at Cost	$—	$—	$—	$—	$1,562

	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio
Assets:
Investments at Net Asset Value	$—	$—	$10	$5,395	$5
Total Assets	—	—	10	5,395	5

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	—	—	10	5,395	5

Net Assets:
Contracts in Accumulation Period	—	—	10	5,395	5
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$—	$—	$10	$5,395	$5

Investment Shares	—	—	—	434	—
Investments at Cost	$—	$—	$8	$5,622	$5

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio
Assets:
Investments at Net Asset Value	$—	$152	$13	$27,268	$11,736
Total Assets	—	152	13	27,268	11,736

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	—	152	13	27,268	11,736

Net Assets:
Contracts in Accumulation Period	—	152	13	27,268	11,736
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$—	$152	$13	$27,268	$11,736

Investment Shares	—	33	6	2,746	1,343
Investments at Cost	$—	$176	$16	$29,465	$12,863

	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Core Bond (Hedged) Portfolio
Assets:
Investments at Net Asset Value	$1,819	$18,766	$8,494	$3,844	$10,023
Total Assets	1,819	18,766	8,494	3,844	10,023

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	1,819	18,766	8,494	3,844	10,023

Net Assets:
Contracts in Accumulation Period	1,819	18,766	8,494	3,844	10,023
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$1,819	$18,766	$8,494	$3,844	$10,023

Investment Shares	302	1,813	707	351	1,065
Investments at Cost	$3,412	$18,711	$9,407	$4,467	$10,170

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio
Assets:
Investments at Net Asset Value	$14,853	$76,655	$183	$59	$33,152
Total Assets	14,853	76,655	183	59	33,152

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	14,853	76,655	183	59	33,152

Net Assets:
Contracts in Accumulation Period	14,853	76,655	183	59	33,152
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$14,853	$76,655	$183	$59	$33,152

Investment Shares	1,358	10,530	16	6	2,798
Investments at Cost	$16,542	$82,295	$182	$62	$36,679

	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Assets:
Investments at Net Asset Value	$9,372	$85,463	$—	$4,062	$41
Total Assets	9,372	85,463	—	4,062	41

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	9,372	85,463	—	4,062	41

Net Assets:
Contracts in Accumulation Period	9,354	85,463	—	4,062	41
Contracts in Annuity Payment Period	18	—	—	—	—
Total Net Assets	$9,372	$85,463	$—	$4,062	$41

Investment Shares	1,329	8,155	—	442	1
Investments at Cost	$12,356	$90,122	$—	$4,407	$29

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$41	$9	$71,093	$9,789	$2,037,213
Total Assets	41	9	71,093	9,789	2,037,213

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	41	9	71,093	9,789	2,037,213

Net Assets:
Contracts in Accumulation Period	41	9	71,065	9,775	2,036,569
Contracts in Annuity Payment Period	—	—	28	14	644
Total Net Assets	$41	$9	$71,093	$9,789	$2,037,213

Investment Shares	2	—	4,221	798	202,025
Investments at Cost	$50	$9	$74,702	$10,440	$2,119,320

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$8	$264	$3	$1,168

Expenses:
Mortality and Expense Risk Charges	1	501	7	1,645
Investment Income (Loss), Net	7	(237)	(4)	(477)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	73	1,031	—	1,431
Realized Gains (Losses) on Sales of Investments, Net	(138)	516	—	239
Realized Gains (Losses) on Investments, Net	(65)	1,547	—	1,670
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59	(2,982)	4	(8,185)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6)	(1,435)	4	(6,515)
Net Increase (Decrease) in Net Assets From Operations	$1	$(1,672)	$—	$(6,992)

	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$79	$628	$61	$583

Expenses:
Mortality and Expense Risk Charges	51	464	27	342
Investment Income (Loss), Net	28	164	34	241
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,053	—	—
Realized Gains (Losses) on Sales of Investments, Net	(22)	393	(8)	(86)
Realized Gains (Losses) on Investments, Net	(22)	1,446	(8)	(86)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(65)	(2,552)	(76)	(769)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(87)	(1,106)	(84)	(855)
Net Increase (Decrease) in Net Assets From Operations	$(59)	$(942)	$(50)	$(614)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Gateway Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$114	$289	$240	$721

Expenses:
Mortality and Expense Risk Charges	143	404	93	585
Investment Income (Loss), Net	(29)	(115)	147	136
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	107	352
Realized Gains (Losses) on Sales of Investments, Net	210	—	106	827
Realized Gains (Losses) on Investments, Net	210	—	213	1,179
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(728)	—	(1,270)	(5,736)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(518)	—	(1,057)	(4,557)
Net Increase (Decrease) in Net Assets From Operations	$(547)	$(115)	$(910)	$(4,421)

	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$44	$60	$271	$363

Expenses:
Mortality and Expense Risk Charges	31	35	617	665
Investment Income (Loss), Net	13	25	(346)	(302)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	392	2,240	1,444
Realized Gains (Losses) on Sales of Investments, Net	(21)	8	1,117	(403)
Realized Gains (Losses) on Investments, Net	(21)	400	3,357	1,041
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(28)	(713)	(6,703)	(3,172)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(49)	(313)	(3,346)	(2,131)
Net Increase (Decrease) in Net Assets From Operations	$(36)	$(288)	$(3,692)	$(2,433)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$93	$111	$14	$87

Expenses:
Mortality and Expense Risk Charges	30	74	11	130
Investment Income (Loss), Net	63	37	3	(43)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	122	156	24	177
Realized Gains (Losses) on Sales of Investments, Net	(11)	19	59	159
Realized Gains (Losses) on Investments, Net	111	175	83	336
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(372)	(520)	(214)	(1,260)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(261)	(345)	(131)	(924)
Net Increase (Decrease) in Net Assets From Operations	$(198)	$(308)	$(128)	$(967)

	AZL MSCI Global Equity Index Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi-Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$12	$323	$1,402	$56

Expenses:
Mortality and Expense Risk Charges	10	584	1,445	97
Investment Income (Loss), Net	2	(261)	(43)	(41)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	946	517	105
Realized Gains (Losses) on Sales of Investments, Net	12	447	532	67
Realized Gains (Losses) on Investments, Net	12	1,393	1,049	172
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(79)	(3,422)	(7,993)	(783)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(67)	(2,029)	(6,944)	(611)
Net Increase (Decrease) in Net Assets From Operations	$(65)	$(2,290)	$(6,987)	$(652)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$1,007	$1,114	$289	$2,659

Expenses:
Mortality and Expense Risk Charges	476	1,556	356	3,817
Investment Income (Loss), Net	531	(442)	(67)	(1,158)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	5,312	794	15,318
Realized Gains (Losses) on Sales of Investments, Net	(48)	87	23	667
Realized Gains (Losses) on Investments, Net	(48)	5,399	817	15,985
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,583)	(11,240)	(1,888)	(33,305)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,631)	(5,841)	(1,071)	(17,320)
Net Increase (Decrease) in Net Assets From Operations	$(1,100)	$(6,283)	$(1,138)	$(18,478)

	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Russell 1000 Growth Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$2,304	$525	$1,253	$52

Expenses:
Mortality and Expense Risk Charges	4,445	936	1,978	46
Investment Income (Loss), Net	(2,141)	(411)	(725)	6
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	8,532	2,157	4,319	348
Realized Gains (Losses) on Sales of Investments, Net	3,513	604	1,884	34
Realized Gains (Losses) on Investments, Net	12,045	2,761	6,203	382
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(32,577)	(6,422)	(9,861)	(475)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(20,532)	(3,661)	(3,658)	(93)
Net Increase (Decrease) in Net Assets From Operations	$(22,673)	$(4,072)	$(4,383)	$(87)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$264	$367	$369	$757

Expenses:
Mortality and Expense Risk Charges	598	187	385	999
Investment Income (Loss), Net	(334)	180	(16)	(242)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,336	1,231	1,424	1,582
Realized Gains (Losses) on Sales of Investments, Net	1,469	48	203	2,650
Realized Gains (Losses) on Investments, Net	3,805	1,279	1,627	4,232
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,221)	(2,716)	(3,584)	(6,831)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(416)	(1,437)	(1,957)	(2,599)
Net Increase (Decrease) in Net Assets From Operations	$(750)	$(1,257)	$(1,973)	$(2,841)

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Investment Income:
Dividends Reinvested in Fund Shares	$11	$156	$224	$—

Expenses:
Mortality and Expense Risk Charges	13	425	528	—
Investment Income (Loss), Net	(2)	(269)	(304)	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	87	1,633	1,333	—
Realized Gains (Losses) on Sales of Investments, Net	7	1,011	1,039	—
Realized Gains (Losses) on Investments, Net	94	2,644	2,372	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(163)	(4,053)	(2,413)	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(69)	(1,409)	(41)	—
Net Increase (Decrease) in Net Assets From Operations	$(71)	$(1,678)	$(345)	$—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$732	$—	$—	$16

Expenses:
Mortality and Expense Risk Charges	1,499	—	—	35
Investment Income (Loss), Net	(767)	—	—	(19)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3,726	5	2	167
Realized Gains (Losses) on Sales of Investments, Net	479	—	—	82
Realized Gains (Losses) on Investments, Net	4,205	5	2	249
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,447)	(11)	(4)	(398)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(7,242)	(6)	(2)	(149)
Net Increase (Decrease) in Net Assets From Operations	$(8,009)	$(6)	$(2)	$(168)

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$9	$—	$28

Expenses:
Mortality and Expense Risk Charges	—	1	—	41
Investment Income (Loss), Net	—	8	—	(13)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	205
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	67
Realized Gains (Losses) on Investments, Net	—	—	—	272
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	(9)	(5)	(414)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	—	(9)	(5)	(142)
Net Increase (Decrease) in Net Assets From Operations	$—	$(1)	$(5)	$(155)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$118	$—	$1	$203

Expenses:
Mortality and Expense Risk Charges	180	—	—	164
Investment Income (Loss), Net	(62)	—	1	39
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,355	4	—	159
Realized Gains (Losses) on Sales of Investments, Net	35	—	—	—
Realized Gains (Losses) on Investments, Net	1,390	4	—	159
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,176)	(11)	(2)	(979)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(786)	(7)	(2)	(820)
Net Increase (Decrease) in Net Assets From Operations	$(848)	$(7)	$(1)	$(781)

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Strategic Income VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$6,519	$445	$235	$—

Expenses:
Mortality and Expense Risk Charges	2,183	365	277	—
Investment Income (Loss), Net	4,336	80	(42)	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	679	997	—
Realized Gains (Losses) on Sales of Investments, Net	806	366	850	—
Realized Gains (Losses) on Investments, Net	806	1,045	1,847	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12,616)	(3,030)	(2,757)	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(11,810)	(1,985)	(910)	—
Net Increase (Decrease) in Net Assets From Operations	$(7,474)	$(1,905)	$(952)	$—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Asset Strategy Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$801	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	493	—	—	—
Investment Income (Loss), Net	308	—	—	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	4	—	—
Realized Gains (Losses) on Sales of Investments, Net	(321)	—	—	—
Realized Gains (Losses) on Investments, Net	(321)	4	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(409)	(7)	—	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(730)	(3)	—	—
Net Increase (Decrease) in Net Assets From Operations	$(422)	$(3)	$—	$—

	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	—	—	—
Investment Income (Loss), Net	—	—	—	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	—
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	—	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets From Operations	$—	$—	$—	$—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Ivy VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$33	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	20	—	—
Investment Income (Loss), Net	—	13	—	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	2	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	(18)	—	1
Realized Gains (Losses) on Investments, Net	—	(16)	—	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	(11)	—	(1)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	—	(27)	—	—
Net Increase (Decrease) in Net Assets From Operations	$—	$(14)	$—	$—

	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Multi-Alternatives Fund/VA

Investment Income:
Dividends Reinvested in Fund Shares	$—	$152	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	70	—	—
Investment Income (Loss), Net	—	82	—	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	(13)	—	—
Realized Gains (Losses) on Investments, Net	—	(13)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	(186)	—	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1)	(199)	—	—
Net Increase (Decrease) in Net Assets From Operations	$(1)	$(117)	$—	$—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$10	$—	$958	$167

Expenses:
Mortality and Expense Risk Charges	5	—	500	199
Investment Income (Loss), Net	5	—	458	(32)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	1,498
Realized Gains (Losses) on Sales of Investments, Net	(7)	—	(89)	137
Realized Gains (Losses) on Investments, Net	(7)	—	(89)	1,635
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12)	(4)	(2,506)	(2,487)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(19)	(4)	(2,595)	(852)
Net Increase (Decrease) in Net Assets From Operations	$(14)	$(4)	$(2,137)	$(884)

	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)

Investment Income:
Dividends Reinvested in Fund Shares	$47	$561	$383	$266

Expenses:
Mortality and Expense Risk Charges	52	308	162	83
Investment Income (Loss), Net	(5)	253	221	183
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	11
Realized Gains (Losses) on Sales of Investments, Net	(451)	44	(137)	(56)
Realized Gains (Losses) on Investments, Net	(451)	44	(137)	(45)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	101	(402)	(710)	(398)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(350)	(358)	(847)	(443)
Net Increase (Decrease) in Net Assets From Operations	$(355)	$(105)	$(626)	$(260)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$166	$286	$4,265	$2

Expenses:
Mortality and Expense Risk Charges	153	275	1,337	1
Investment Income (Loss), Net	13	11	2,928	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,234	—	1
Realized Gains (Losses) on Sales of Investments, Net	(22)	93	(318)	—
Realized Gains (Losses) on Investments, Net	(22)	1,327	(318)	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(37)	(2,473)	(6,064)	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(59)	(1,146)	(6,382)	2
Net Increase (Decrease) in Net Assets From Operations	$(46)	$(1,135)	$(3,454)	$3

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$1	$880	$177	$2,267

Expenses:
Mortality and Expense Risk Charges	—	593	223	1,486
Investment Income (Loss), Net	1	287	(46)	781
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1,564	1,043
Realized Gains (Losses) on Sales of Investments, Net	—	(451)	(83)	(569)
Realized Gains (Losses) on Investments, Net	—	(451)	1,481	474
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	(1,236)	(2,777)	(3,297)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1)	(1,687)	(1,296)	(2,823)
Net Increase (Decrease) in Net Assets From Operations	$—	$(1,400)	$(1,342)	$(2,042)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$61	$—	$1

Expenses:
Mortality and Expense Risk Charges	—	69	—	—
Investment Income (Loss), Net	—	(8)	—	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	52	1	4
Realized Gains (Losses) on Sales of Investments, Net	—	(15)	5	—
Realized Gains (Losses) on Investments, Net	—	37	6	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	(403)	(5)	(9)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	—	(366)	1	(5)
Net Increase (Decrease) in Net Assets From Operations	$—	$(374)	$1	$(4)

	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$248	$38,383

Expenses:
Mortality and Expense Risk Charges	—	1,219	226	36,956
Investment Income (Loss), Net	—	(1,219)	22	1,427
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1	—	1,013	70,303
Realized Gains (Losses) on Sales of Investments, Net	—	(896)	284	17,016
Realized Gains (Losses) on Investments, Net	1	(896)	1,297	87,319
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	2,402	(3,251)	(226,933)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1	1,506	(1,954)	(139,614)
Net Increase (Decrease) in Net Assets From Operations	$1	$287	$(1,932)	$(138,187)

(A)	Fund terminated in 2018. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2018 (A)	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7	$100	$(237)	$136
Realized Gains (Losses) on Investments, Net	(65)	(6)	1,547	2,209
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59	(52)	(2,982)	443
Net Increase (Decrease) in Net Assets From Operations	1	42	(1,672)	2,788
Contract Transactions-All Products
Purchase Payments	—	1	81	113
Transfers Between Funds or (to) from General Account	(306)	(67)	279	787
Surrenders and Terminations	(9)	(7)	(2,479)	(3,511)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider Charge	(1)	(3)	(336)	(369)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(316)	(76)	(2,458)	(2,983)
Increase (Decrease) in Net Assets	(315)	(34)	(4,130)	(195)
Net Assets at Beginning of Period	315	349	29,984	30,179
Net Assets at End of Period	$—	$315	$25,854	$29,984
Changes in Units
Issued	—	—	24	59
Redeemed	(19)	(5)	(182)	(263)
Net Increase (Decrease)	(19)	(5)	(158)	(204)

	AZL DFA Five-Year Global Fixed Income Fund		AZL DFA Multi-Strategy Fund
	2018	2017 (B)	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4)	$—	$(477)	$(950)
Realized Gains (Losses) on Investments, Net	—	—	1,670	(676)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4	(1)	(8,185)	12,911
Net Increase (Decrease) in Net Assets From Operations	—	(1)	(6,992)	11,285
Contract Transactions-All Products
Purchase Payments	131	—	198	297
Transfers Between Funds or (to) from General Account	160	161	(2,029)	(5,369)
Surrenders and Terminations	(17)	(4)	(9,753)	(7,326)
Rescissions	(6)	—	—	(1)
Bonus (Recapture)	—	—	(2)	3
Contract Maintenance Charge	—	—	(8)	(10)
Rider Charge	(7)	—	(1,776)	(1,910)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	261	157	(13,370)	(14,316)
Increase (Decrease) in Net Assets	261	156	(20,362)	(3,031)
Net Assets at Beginning of Period	156	—	106,996	110,027
Net Assets at End of Period	$417	$156	$86,634	$106,996
Changes in Units
Issued	29	16	11	18
Redeemed	(2)	—	(757)	(865)
Net Increase (Decrease)	27	16	(746)	(847)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Enhanced Bond Index Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$28	$(15)	$164	$(489)
Realized Gains (Losses) on Investments, Net	(22)	(3)	1,446	1,258
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(65)	59	(2,552)	1,880
Net Increase (Decrease) in Net Assets From Operations	(59)	41	(942)	2,649
Contract Transactions-All Products
Purchase Payments	422	223	33	130
Transfers Between Funds or (to) from General Account	566	484	(409)	(1,196)
Surrenders and Terminations	(252)	(103)	(2,558)	(1,974)
Rescissions	—	—	—	—
Bonus (Recapture)	3	2	—	—
Contract Maintenance Charge	—	—	(3)	(4)
Rider Charge	(43)	(35)	(548)	(561)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	696	571	(3,485)	(3,605)
Increase (Decrease) in Net Assets	637	612	(4,427)	(956)
Net Assets at Beginning of Period	3,060	2,448	29,386	30,342
Net Assets at End of Period	$3,697	$3,060	$24,959	$29,386
Changes in Units
Issued	91	63	2	9
Redeemed	(27)	(12)	(235)	(2,223)
Net Increase (Decrease)	64	51	(233)	(2,214)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1		AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$34	$23	$241	$153
Realized Gains (Losses) on Investments, Net	(8)	—	(86)	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(76)	45	(769)	405
Net Increase (Decrease) in Net Assets From Operations	(50)	68	(614)	558
Contract Transactions-All Products
Purchase Payments	—	—	72	97
Transfers Between Funds or (to) from General Account	3	26	1,079	913
Surrenders and Terminations	(241)	(218)	(2,023)	(2,697)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	(1)	(2)
Contract Maintenance Charge	(1)	(1)	(3)	(3)
Rider Charge	—	—	(213)	(226)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(239)	(193)	(1,089)	(1,918)
Increase (Decrease) in Net Assets	(289)	(125)	(1,703)	(1,360)
Net Assets at Beginning of Period	2,113	2,238	21,226	22,586
Net Assets at End of Period	$1,824	$2,113	$19,523	$21,226
Changes in Units
Issued	—	3	112	96
Redeemed	(25)	(232)	(221)	(2,337)
Net Increase (Decrease)	(25)	(229)	(109)	(2,241)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Gateway Fund		AZL Government Money Market Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(29)	$(53)	$(115)	$(540)
Realized Gains (Losses) on Investments, Net	210	150	—	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(728)	634	—	—
Net Increase (Decrease) in Net Assets From Operations	(547)	731	(115)	(538)
Contract Transactions-All Products
Purchase Payments	1	44	68,014	55,200
Transfers Between Funds or (to) from General Account	(157)	(18)	(48,961)	(47,899)
Surrenders and Terminations	(573)	(404)	(16,855)	(17,505)
Rescissions	—	—	(321)	(936)
Bonus (Recapture)	—	—	1	(28)
Contract Maintenance Charge	—	—	(7)	(8)
Rider Charge	(186)	(187)	(267)	(272)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(915)	(565)	1,604	(11,448)
Increase (Decrease) in Net Assets	(1,462)	166	1,489	(11,986)
Net Assets at Beginning of Period	9,743	9,577	31,519	43,505
Net Assets at End of Period	$8,281	$9,743	$33,008	$31,519
Changes in Units
Issued	—	4	5,493	4,712
Redeemed	(71)	(49)	(5,383)	(6,067)
Net Increase (Decrease)	(71)	(45)	110	(1,355)

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$147	$(13)	$136	$(364)
Realized Gains (Losses) on Investments, Net	213	158	1,179	1,055
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,270)	1,149	(5,736)	5,421
Net Increase (Decrease) in Net Assets From Operations	(910)	1,294	(4,421)	6,112
Contract Transactions-All Products
Purchase Payments	24	—	61	191
Transfers Between Funds or (to) from General Account	(142)	(47)	(468)	(766)
Surrenders and Terminations	(408)	(491)	(2,789)	(3,754)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	1	(4)
Contract Maintenance Charge	(3)	(3)	(4)	(4)
Rider Charge	—	—	(114)	(132)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(529)	(541)	(3,313)	(4,469)
Increase (Decrease) in Net Assets	(1,439)	753	(7,734)	1,643
Net Assets at Beginning of Period	6,481	5,728	30,968	29,325
Net Assets at End of Period	$5,042	$6,481	$23,234	$30,968
Changes in Units
Issued	2	—	5	16
Redeemed	(45)	(46)	(268)	(403)
Net Increase (Decrease)	(43)	(46)	(263)	(387)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MetWest Total Return Bond Fund		AZL Mid Cap Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$13	$—	$25	$(10)
Realized Gains (Losses) on Investments, Net	(21)	2	400	322
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(28)	22	(713)	44
Net Increase (Decrease) in Net Assets From Operations	(36)	24	(288)	356
Contract Transactions-All Products
Purchase Payments	108	115	—	—
Transfers Between Funds or (to) from General Account	98	439	—	(76)
Surrenders and Terminations	(125)	(134)	(161)	(481)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	(28)	(17)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	53	403	(162)	(558)
Increase (Decrease) in Net Assets	17	427	(450)	(202)
Net Assets at Beginning of Period	1,850	1,423	2,520	2,722
Net Assets at End of Period	$1,867	$1,850	$2,070	$2,520
Changes in Units
Issued	21	54	—	—
Redeemed	(16)	(14)	(13)	(48)
Net Increase (Decrease)	5	40	(13)	(48)

	AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(346)	$(505)	$(302)	$128
Realized Gains (Losses) on Investments, Net	3,357	2,684	1,041	9,832
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,703)	2,198	(3,172)	(5,469)
Net Increase (Decrease) in Net Assets From Operations	(3,692)	4,377	(2,433)	4,491
Contract Transactions-All Products
Purchase Payments	166	220	117	148
Transfers Between Funds or (to) from General Account	(1,457)	(1,590)	(603)	(921)
Surrenders and Terminations	(2,995)	(3,801)	(4,718)	(3,896)
Rescissions	—	—	—	(1)
Bonus (Recapture)	7	—	(5)	1
Contract Maintenance Charge	(4)	(4)	(4)	(4)
Rider Charge	(181)	(209)	(649)	(692)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,464)	(5,384)	(5,862)	(5,365)
Increase (Decrease) in Net Assets	(8,156)	(1,007)	(8,295)	(874)
Net Assets at Beginning of Period	33,928	34,935	40,855	41,729
Net Assets at End of Period	$25,772	$33,928	$32,560	$40,855
Changes in Units
Issued	8	11	6	8
Redeemed	(204)	(274)	(305)	(294)
Net Increase (Decrease)	(196)	(263)	(299)	(286)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 1		AZL Morgan Stanley Global Real Estate Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$63	$60	$37	$45
Realized Gains (Losses) on Investments, Net	111	180	175	321
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(372)	(57)	(520)	(125)
Net Increase (Decrease) in Net Assets From Operations	(198)	183	(308)	241
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	(26)	4	(110)	95
Surrenders and Terminations	(110)	(208)	(506)	(504)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	(1)
Contract Maintenance Charge	(1)	(1)	—	—
Rider Charge	—	—	(3)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(137)	(205)	(619)	(414)
Increase (Decrease) in Net Assets	(335)	(22)	(927)	(173)
Net Assets at Beginning of Period	2,257	2,279	3,428	3,601
Net Assets at End of Period	$1,922	$2,257	$2,501	$3,428
Changes in Units
Issued	—	—	—	9
Redeemed	(13)	(20)	(54)	(45)
Net Increase (Decrease)	(13)	(20)	(54)	(36)

	AZL MSCI Emerging Markets Equity Index Class 1		AZL MSCI Emerging Markets Equity Index Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3	$(7)	$(43)	$(117)
Realized Gains (Losses) on Investments, Net	83	102	336	301
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(214)	166	(1,260)	1,465
Net Increase (Decrease) in Net Assets From Operations	(128)	261	(967)	1,649
Contract Transactions-All Products
Purchase Payments	—	2	2	43
Transfers Between Funds or (to) from General Account	(5)	4	136	(126)
Surrenders and Terminations	(103)	(182)	(726)	(782)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	2
Contract Maintenance Charge	—	(1)	(1)	(1)
Rider Charge	—	—	(6)	(7)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(108)	(177)	(595)	(871)
Increase (Decrease) in Net Assets	(236)	84	(1,562)	778
Net Assets at Beginning of Period	851	767	6,021	5,243
Net Assets at End of Period	$615	$851	$4,459	$6,021
Changes in Units
Issued	—	—	14	5
Redeemed	(8)	(13)	(66)	(87)
Net Increase (Decrease)	(8)	(13)	(52)	(82)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MSCI Global Equity Index Fund		AZL MVP Balanced Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2	$5	$(261)	$123
Realized Gains (Losses) on Investments, Net	12	—	1,393	2,366
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(79)	72	(3,422)	1,277
Net Increase (Decrease) in Net Assets From Operations	(65)	77	(2,290)	3,766
Contract Transactions-All Products
Purchase Payments	3	43	2,941	1,646
Transfers Between Funds or (to) from General Account	53	237	(766)	(4,493)
Surrenders and Terminations	(38)	(26)	(1,578)	(3,223)
Rescissions	—	—	(16)	(1)
Bonus (Recapture)	—	—	2	4
Contract Maintenance Charge	—	—	(6)	(6)
Rider Charge	(5)	(3)	(585)	(571)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13	251	(8)	(6,644)
Increase (Decrease) in Net Assets	(52)	328	(2,298)	(2,878)
Net Assets at Beginning of Period	644	316	39,794	42,672
Net Assets at End of Period	$592	$644	$37,496	$39,794
Changes in Units
Issued	4	19	209	118
Redeemed	(3)	(2)	(209)	(631)
Net Increase (Decrease)	1	17	—	(513)

	AZL MVP BlackRock Global Strategy Plus Fund		AZL MVP DFA Multi-Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(43)	$(1,079)	$(41)	$(49)
Realized Gains (Losses) on Investments, Net	1,049	479	172	109
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(7,993)	9,573	(783)	399
Net Increase (Decrease) in Net Assets From Operations	(6,987)	8,973	(652)	459
Contract Transactions-All Products
Purchase Payments	2,760	1,667	1,261	426
Transfers Between Funds or (to) from General Account	1,226	(2,345)	2,291	956
Surrenders and Terminations	(3,490)	(3,775)	(138)	(147)
Rescissions	(16)	(4)	(88)	—
Bonus (Recapture)	9	6	2	—
Contract Maintenance Charge	(15)	(15)	(1)	—
Rider Charge	(1,435)	(1,429)	(101)	(68)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(961)	(5,895)	3,226	1,167
Increase (Decrease) in Net Assets	(7,948)	3,078	2,574	1,626
Net Assets at Beginning of Period	97,713	94,635	5,028	3,402
Net Assets at End of Period	$89,765	$97,713	$7,602	$5,028
Changes in Units
Issued	315	136	315	132
Redeemed	(392)	(616)	(29)	(20)
Net Increase (Decrease)	(77)	(480)	286	112

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund		AZL MVP Fusion Dynamic Balanced Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$531	$(62)	$(442)	$(62)
Realized Gains (Losses) on Investments, Net	(48)	(299)	5,399	9,492
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,583)	3,176	(11,240)	194
Net Increase (Decrease) in Net Assets From Operations	(1,100)	2,815	(6,283)	9,624
Contract Transactions-All Products
Purchase Payments	936	594	2,150	1,230
Transfers Between Funds or (to) from General Account	(1,176)	(1,848)	(848)	(3,436)
Surrenders and Terminations	(1,237)	(963)	(6,511)	(8,876)
Rescissions	(8)	—	(84)	—
Bonus (Recapture)	—	3	7	18
Contract Maintenance Charge	(6)	(6)	(13)	(14)
Rider Charge	(447)	(449)	(1,302)	(1,361)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,938)	(2,669)	(6,601)	(12,439)
Increase (Decrease) in Net Assets	(3,038)	146	(12,884)	(2,815)
Net Assets at Beginning of Period	32,325	32,179	95,628	98,443
Net Assets at End of Period	$29,287	$32,325	$82,744	$95,628
Changes in Units
Issued	76	50	137	85
Redeemed	(233)	(2,888)	(579)	(922)
Net Increase (Decrease)	(157)	(2,838)	(442)	(837)

	AZL MVP Fusion Dynamic Conservative Fund		AZL MVP Fusion Dynamic Moderate Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(67)	$55	$(1,158)	$(149)
Realized Gains (Losses) on Investments, Net	817	1,151	15,985	21,657
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,888)	685	(33,305)	6,846
Net Increase (Decrease) in Net Assets From Operations	(1,138)	1,891	(18,478)	28,354
Contract Transactions-All Products
Purchase Payments	226	312	4,672	3,126
Transfers Between Funds or (to) from General Account	(477)	(2,579)	(3,164)	(4,666)
Surrenders and Terminations	(2,240)	(1,516)	(15,273)	(18,755)
Rescissions	—	(135)	(138)	(5)
Bonus (Recapture)	—	—	42	25
Contract Maintenance Charge	(3)	(3)	(28)	(30)
Rider Charge	(344)	(393)	(3,709)	(3,819)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,838)	(4,314)	(17,598)	(24,124)
Increase (Decrease) in Net Assets	(3,976)	(2,423)	(36,076)	4,230
Net Assets at Beginning of Period	24,160	26,583	247,790	243,560
Net Assets at End of Period	$20,184	$24,160	$211,714	$247,790
Changes in Units
Issued	16	22	302	210
Redeemed	(214)	(331)	(1,453)	(1,847)
Net Increase (Decrease)	(198)	(309)	(1,151)	(1,637)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,141)	$(1,127)	$(411)	$73
Realized Gains (Losses) on Investments, Net	12,045	11,893	2,761	1,870
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(32,577)	21,809	(6,422)	4,720
Net Increase (Decrease) in Net Assets From Operations	(22,673)	32,575	(4,072)	6,663
Contract Transactions-All Products
Purchase Payments	22,166	10,150	1,964	1,476
Transfers Between Funds or (to) from General Account	12,524	11,525	(679)	(1,051)
Surrenders and Terminations	(12,197)	(11,899)	(2,759)	(3,334)
Rescissions	(1,078)	(5)	(137)	(1)
Bonus (Recapture)	32	13	11	21
Contract Maintenance Charge	(30)	(28)	(8)	(8)
Rider Charge	(3,783)	(3,289)	(873)	(872)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	17,634	6,467	(2,481)	(3,769)
Increase (Decrease) in Net Assets	(5,039)	39,042	(6,553)	2,894
Net Assets at Beginning of Period	268,316	229,274	63,013	60,119
Net Assets at End of Period	$263,277	$268,316	$56,460	$63,013
Changes in Units
Issued	2,168	1,440	128	101
Redeemed	(1,084)	(1,027)	(292)	(362)
Net Increase (Decrease)	1,084	413	(164)	(261)

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Russell 1000 Growth Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(725)	$(292)	$6	$(33)
Realized Gains (Losses) on Investments, Net	6,203	3,342	382	457
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9,861)	9,304	(475)	351
Net Increase (Decrease) in Net Assets From Operations	(4,383)	12,354	(87)	775
Contract Transactions-All Products
Purchase Payments	14,483	7,054	16	—
Transfers Between Funds or (to) from General Account	6,946	16,956	(17)	(78)
Surrenders and Terminations	(6,861)	(7,703)	(205)	(759)
Rescissions	(840)	(3)	—	—
Bonus (Recapture)	26	3	—	—
Contract Maintenance Charge	(15)	(13)	(1)	(1)
Rider Charge	(1,975)	(1,612)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	11,764	14,682	(207)	(838)
Increase (Decrease) in Net Assets	7,381	27,036	(294)	(63)
Net Assets at Beginning of Period	119,973	92,937	3,145	3,208
Net Assets at End of Period	$127,354	$119,973	$2,851	$3,145
Changes in Units
Issued	1,579	1,884	1	—
Redeemed	(716)	(730)	(16)	(72)
Net Increase (Decrease)	863	1,154	(15)	(72)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(334)	$(537)	$180	$(73)
Realized Gains (Losses) on Investments, Net	3,805	3,611	1,279	1,854
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,221)	4,274	(2,716)	(209)
Net Increase (Decrease) in Net Assets From Operations	(750)	7,348	(1,257)	1,572
Contract Transactions-All Products
Purchase Payments	121	177	32	3
Transfers Between Funds or (to) from General Account	(2,070)	(2,454)	(128)	(69)
Surrenders and Terminations	(3,080)	(3,908)	(1,024)	(1,883)
Rescissions	—	—	—	—
Bonus (Recapture)	7	(1)	—	—
Contract Maintenance Charge	(4)	(4)	(5)	(6)
Rider Charge	(163)	(179)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,189)	(6,369)	(1,125)	(1,955)
Increase (Decrease) in Net Assets	(5,939)	979	(2,382)	(383)
Net Assets at Beginning of Period	31,450	30,471	13,915	14,298
Net Assets at End of Period	$25,511	$31,450	$11,533	$13,915
Changes in Units
Issued	5	9	3	—
Redeemed	(217)	(317)	(95)	(171)
Net Increase (Decrease)	(212)	(308)	(92)	(171)

	AZL Russell 1000 Value Index Fund Class 2		AZL S&P 500 Index Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(16)	$(286)	$(242)	$(575)
Realized Gains (Losses) on Investments, Net	1,627	2,527	4,232	5,231
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3,584)	13	(6,831)	5,007
Net Increase (Decrease) in Net Assets From Operations	(1,973)	2,254	(2,841)	9,663
Contract Transactions-All Products
Purchase Payments	25	177	184	656
Transfers Between Funds or (to) from General Account	(688)	(1,297)	(2,837)	(3,746)
Surrenders and Terminations	(1,998)	(2,664)	(4,902)	(7,430)
Rescissions	—	—	—	—
Bonus (Recapture)	1	3	3	2
Contract Maintenance Charge	(2)	(3)	(7)	(7)
Rider Charge	(107)	(117)	(289)	(328)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,769)	(3,901)	(7,848)	(10,853)
Increase (Decrease) in Net Assets	(4,742)	(1,647)	(10,689)	(1,190)
Net Assets at Beginning of Period	21,474	23,121	54,041	55,231
Net Assets at End of Period	$16,732	$21,474	$43,352	$54,041
Changes in Units
Issued	1	9	10	40
Redeemed	(148)	(230)	(445)	(721)
Net Increase (Decrease)	(147)	(221)	(435)	(681)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Small Cap Stock Index Fund Class 1		AZL Small Cap Stock Index Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(8)	$(269)	$(355)
Realized Gains (Losses) on Investments, Net	94	88	2,644	2,138
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(163)	(1)	(4,053)	164
Net Increase (Decrease) in Net Assets From Operations	(71)	79	(1,678)	1,947
Contract Transactions-All Products
Purchase Payments	—	—	157	123
Transfers Between Funds or (to) from General Account	12	(4)	(47)	(416)
Surrenders and Terminations	(31)	(167)	(3,132)	(3,237)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	5	1
Contract Maintenance Charge	—	—	(2)	(2)
Rider Charge	—	—	(33)	(38)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(19)	(171)	(3,052)	(3,569)
Increase (Decrease) in Net Assets	(90)	(92)	(4,730)	(1,622)
Net Assets at Beginning of Period	719	811	20,028	21,650
Net Assets at End of Period	$629	$719	$15,298	$20,028
Changes in Units
Issued	1	—	12	7
Redeemed	(2)	(15)	(163)	(208)
Net Increase (Decrease)	(1)	(15)	(151)	(201)

	AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(304)	$(198)	$—	$—
Realized Gains (Losses) on Investments, Net	2,372	2,468	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,413)	779	—	—
Net Increase (Decrease) in Net Assets From Operations	(345)	3,049	—	—
Contract Transactions-All Products
Purchase Payments	27	117	—	—
Transfers Between Funds or (to) from General Account	386	3,251	—	—
Surrenders and Terminations	(3,027)	(4,957)	—	—
Rescissions	—	(91)	—	—
Bonus (Recapture)	(4)	(10)	—	—
Contract Maintenance Charge	(3)	(3)	—	—
Rider Charge	(79)	(86)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,700)	(1,779)	—	—
Increase (Decrease) in Net Assets	(3,045)	1,270	—	—
Net Assets at Beginning of Period	25,709	24,439	—	—
Net Assets at End of Period	$22,664	$25,709	$—	$—
Changes in Units
Issued	27	200	—	—
Redeemed	(168)	(297)	—	—
Net Increase (Decrease)	(141)	(97)	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(767)	$(448)	$—	$—
Realized Gains (Losses) on Investments, Net	4,205	1,593	5	5
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,447)	10,391	(11)	6
Net Increase (Decrease) in Net Assets From Operations	(8,009)	11,536	(6)	11
Contract Transactions-All Products
Purchase Payments	186	380	—	—
Transfers Between Funds or (to) from General Account	(3,745)	(4,922)	—	(2)
Surrenders and Terminations	(7,838)	(8,183)	—	(2)
Rescissions	(1)	(116)	—	—
Bonus (Recapture)	—	7	—	—
Contract Maintenance Charge	(12)	(13)	—	—
Rider Charge	(1,657)	(1,826)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13,067)	(14,673)	—	(4)
Increase (Decrease) in Net Assets	(21,076)	(3,137)	(6)	7
Net Assets at Beginning of Period	98,651	101,788	72	65
Net Assets at End of Period	$77,575	$98,651	$66	$72
Changes in Units
Issued	14	29	—	—
Redeemed	(1,033)	(1,195)	—	—
Net Increase (Decrease)	(1,019)	(1,166)	—	—

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(19)	$(27)
Realized Gains (Losses) on Investments, Net	2	5	249	206
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4)	—	(398)	90
Net Increase (Decrease) in Net Assets From Operations	(2)	5	(168)	269
Contract Transactions-All Products
Purchase Payments	—	—	—	17
Transfers Between Funds or (to) from General Account	—	—	(49)	(31)
Surrenders and Terminations	—	—	(293)	(243)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	1
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	(342)	(256)
Increase (Decrease) in Net Assets	(2)	5	(510)	13
Net Assets at Beginning of Period	21	16	1,626	1,613
Net Assets at End of Period	$19	$21	$1,116	$1,626
Changes in Units
Issued	—	—	—	1
Redeemed	—	—	(19)	(16)
Net Increase (Decrease)	—	—	(19)	(15)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$8	$7
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	(9)	—
Net Increase (Decrease) in Net Assets From Operations	—	—	(1)	7
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	—	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	—	—
Increase (Decrease) in Net Assets	—	—	(1)	7
Net Assets at Beginning of Period	—	—	239	232
Net Assets at End of Period	$—	$—	$238	$239
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(13)	$(35)
Realized Gains (Losses) on Investments, Net	—	—	272	326
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5)	9	(414)	161
Net Increase (Decrease) in Net Assets From Operations	(5)	9	(155)	452
Contract Transactions-All Products
Purchase Payments	—	—	4	4
Transfers Between Funds or (to) from General Account	—	(3)	(212)	(1,443)
Surrenders and Terminations	—	1	(414)	(166)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(43)	(69)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	(2)	(665)	(1,674)
Increase (Decrease) in Net Assets	(5)	7	(820)	(1,222)
Net Assets at Beginning of Period	29	22	2,863	4,085
Net Assets at End of Period	$24	$29	$2,043	$2,863
Changes in Units
Issued	—	—	—	—
Redeemed	—	(1)	(45)	(113)
Net Increase (Decrease)	—	(1)	(45)	(113)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(62)	$(77)	$—	$—
Realized Gains (Losses) on Investments, Net	1,390	503	4	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,176)	1,216	(11)	6
Net Increase (Decrease) in Net Assets From Operations	(848)	1,642	(7)	8
Contract Transactions-All Products
Purchase Payments	8	31	—	—
Transfers Between Funds or (to) from General Account	(263)	210	—	(14)
Surrenders and Terminations	(908)	(600)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	(3)	—	—	—
Contract Maintenance Charge	(1)	(1)	—	—
Rider Charge	(208)	(214)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,375)	(574)	—	(14)
Increase (Decrease) in Net Assets	(2,223)	1,068	(7)	(6)
Net Assets at Beginning of Period	12,009	10,941	45	51
Net Assets at End of Period	$9,786	$12,009	$38	$45
Changes in Units
Issued	1	22	—	—
Redeemed	(93)	(58)	—	—
Net Increase (Decrease)	(92)	(36)	—	—

	Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$—	$39	$9
Realized Gains (Losses) on Investments, Net	—	—	159	344
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2)	—	(979)	317
Net Increase (Decrease) in Net Assets From Operations	(1)	—	(781)	670
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	19	16	(98)	(105)
Surrenders and Terminations	(1)	—	(625)	(1,663)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	—	—	(5)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	18	16	(729)	(1,774)
Increase (Decrease) in Net Assets	17	16	(1,510)	(1,104)
Net Assets at Beginning of Period	16	—	7,103	8,207
Net Assets at End of Period	$33	$16	$5,593	$7,103
Changes in Units
Issued	1	1	—	—
Redeemed	—	—	(63)	(169)
Net Increase (Decrease)	1	1	(63)	(169)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Franklin Income VIP Fund		Franklin Mutual Shares VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,336	$3,770	$80	$79
Realized Gains (Losses) on Investments, Net	806	715	1,045	1,576
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12,616)	6,542	(3,030)	(243)
Net Increase (Decrease) in Net Assets From Operations	(7,474)	11,027	(1,905)	1,412
Contract Transactions-All Products
Purchase Payments	584	5,533	3	102
Transfers Between Funds or (to) from General Account	(9,098)	3,774	(809)	(1,044)
Surrenders and Terminations	(8,551)	(8,437)	(2,283)	(3,153)
Rescissions	(4)	(237)	—	—
Bonus (Recapture)	2	19	(1)	(9)
Contract Maintenance Charge	(22)	(24)	(4)	(4)
Rider Charge	(1,633)	(1,672)	(78)	(90)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18,722)	(1,044)	(3,172)	(4,198)
Increase (Decrease) in Net Assets	(26,196)	9,983	(5,077)	(2,786)
Net Assets at Beginning of Period	145,936	135,953	20,909	23,695
Net Assets at End of Period	$119,740	$145,936	$15,832	$20,909
Changes in Units
Issued	8	144	—	3
Redeemed	(284)	(161)	(102)	(147)
Net Increase (Decrease)	(276)	(17)	(102)	(144)

	Franklin Rising Dividends VIP Fund		Franklin Strategic Income VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(42)	$(2)	$—	$—
Realized Gains (Losses) on Investments, Net	1,847	1,455	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,757)	1,518	—	—
Net Increase (Decrease) in Net Assets From Operations	(952)	2,971	—	—
Contract Transactions-All Products
Purchase Payments	—	10	—	—
Transfers Between Funds or (to) from General Account	(218)	(235)	—	—
Surrenders and Terminations	(2,049)	(2,221)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(6)	(6)	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,273)	(2,452)	—	—
Increase (Decrease) in Net Assets	(3,225)	519	—	—
Net Assets at Beginning of Period	17,563	17,044	—	—
Net Assets at End of Period	$14,338	$17,563	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	(31)	(39)	—	—
Net Increase (Decrease)	(31)	(39)	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Value Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$308	$304	$—	$—
Realized Gains (Losses) on Investments, Net	(321)	(273)	4	(2)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(409)	(124)	(7)	4
Net Increase (Decrease) in Net Assets From Operations	(422)	(93)	(3)	2
Contract Transactions-All Products
Purchase Payments	21	135	—	—
Transfers Between Funds or (to) from General Account	25	(112)	—	(13)
Surrenders and Terminations	(2,269)	(2,850)	—	—
Rescissions	—	(2)	—	—
Bonus (Recapture)	(5)	3	—	—
Contract Maintenance Charge	(6)	(7)	—	—
Rider Charge	(287)	(303)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,521)	(3,136)	—	(13)
Increase (Decrease) in Net Assets	(2,943)	(3,229)	(3)	(11)
Net Assets at Beginning of Period	30,572	33,801	24	35
Net Assets at End of Period	$27,629	$30,572	$21	$24
Changes in Units
Issued	3	7	—	—
Redeemed	(96)	(115)	—	—
Net Increase (Decrease)	(93)	(108)	—	—

	Invesco V.I. Balanced-Risk Allocation Fund		Ivy VIP Asset Strategy Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets From Operations	—	—	—	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	—	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	—	—
Increase (Decrease) in Net Assets	—	—	—	—
Net Assets at Beginning of Period	—	—	—	—
Net Assets at End of Period	$—	$—	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Ivy VIP Energy Portfolio		Ivy VIP Growth Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets From Operations	—	—	—	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	—	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	—	—
Increase (Decrease) in Net Assets	—	—	—	—
Net Assets at Beginning of Period	—	—	—	—
Net Assets at End of Period	$—	$—	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

	Ivy VIP Mid Cap Growth Portfolio		Ivy VIP Natural Resources Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets From Operations	—	—	—	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	—	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	—	—
Increase (Decrease) in Net Assets	—	—	—	—
Net Assets at Beginning of Period	—	—	—	—
Net Assets at End of Period	$—	$—	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Ivy VIP Science and Technology Portfolio		JPMorgan Insurance Trust Core Bond Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$13	$8
Realized Gains (Losses) on Investments, Net	—	—	(16)	(3)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	(11)	12
Net Increase (Decrease) in Net Assets From Operations	—	—	(14)	17
Contract Transactions-All Products
Purchase Payments	—	—	78	—
Transfers Between Funds or (to) from General Account	—	—	500	279
Surrenders and Terminations	—	—	(196)	(66)
Rescissions	—	—	(14)	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(16)	(13)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	352	200
Increase (Decrease) in Net Assets	—	—	338	217
Net Assets at Beginning of Period	—	—	1,203	986
Net Assets at End of Period	$—	$—	$1,541	$1,203
Changes in Units
Issued	—	—	44	20
Redeemed	—	—	(17)	(6)
Net Increase (Decrease)	—	—	27	14

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	1	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	(1)	—
Net Increase (Decrease) in Net Assets From Operations	—	—	—	1
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	—	(11)	1
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	(11)	1
Increase (Decrease) in Net Assets	—	—	(11)	2
Net Assets at Beginning of Period	—	—	11	9
Net Assets at End of Period	$—	$—	$—	$11
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$82	$65
Realized Gains (Losses) on Investments, Net	—	—	(13)	(7)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	2	(186)	40
Net Increase (Decrease) in Net Assets From Operations	(1)	2	(117)	98
Contract Transactions-All Products
Purchase Payments	—	—	303	108
Transfers Between Funds or (to) from General Account	—	—	1,267	573
Surrenders and Terminations	—	1	(116)	(142)
Rescissions	—	—	—	(123)
Bonus (Recapture)	—	—	—	2
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(57)	(44)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	1	1,397	374
Increase (Decrease) in Net Assets	(1)	3	1,280	472
Net Assets at Beginning of Period	11	8	4,115	3,643
Net Assets at End of Period	$10	$11	$5,395	$4,115
Changes in Units
Issued	—	—	89	37
Redeemed	—	—	(9)	(18)
Net Increase (Decrease)	—	—	80	19

	MFS VIT Utilities Portfolio		Oppenheimer Global Multi-Alternatives Fund/VA
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets From Operations	—	—	—	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	1	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	1	—	—
Increase (Decrease) in Net Assets	—	1	—	—
Net Assets at Beginning of Period	5	4	—	—
Net Assets at End of Period	$5	$5	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer International Growth Fund/VA
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$5	$1	$—	$—
Realized Gains (Losses) on Investments, Net	(7)	(4)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12)	13	(4)	3
Net Increase (Decrease) in Net Assets From Operations	(14)	10	(4)	3
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	3	—	—
Surrenders and Terminations	(45)	(52)	—	1
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(45)	(49)	—	1
Increase (Decrease) in Net Assets	(59)	(39)	(4)	4
Net Assets at Beginning of Period	211	250	17	13
Net Assets at End of Period	$152	$211	$13	$17
Changes in Units
Issued	—	—	—	—
Redeemed	(2)	(2)	—	—
Net Increase (Decrease)	(2)	(2)	—	—

	PIMCO VIT All Asset Portfolio		PIMCO VIT Balanced Allocation Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$458	$1,020	$(32)	$(110)
Realized Gains (Losses) on Investments, Net	(89)	(62)	1,635	76
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,506)	2,865	(2,487)	1,634
Net Increase (Decrease) in Net Assets From Operations	(2,137)	3,823	(884)	1,600
Contract Transactions-All Products
Purchase Payments	97	544	203	215
Transfers Between Funds or (to) from General Account	(2,001)	(1,033)	(578)	(863)
Surrenders and Terminations	(2,183)	(2,464)	(346)	(424)
Rescissions	—	(91)	—	—
Bonus (Recapture)	—	2	—	1
Contract Maintenance Charge	(5)	(5)	(2)	(2)
Rider Charge	(500)	(540)	(181)	(185)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,592)	(3,587)	(904)	(1,258)
Increase (Decrease) in Net Assets	(6,729)	236	(1,788)	342
Net Assets at Beginning of Period	33,997	33,761	13,524	13,182
Net Assets at End of Period	$27,268	$33,997	$11,736	$13,524
Changes in Units
Issued	6	32	19	21
Redeemed	(273)	(247)	(102)	(144)
Net Increase (Decrease)	(267)	(215)	(83)	(123)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Dynamic Bond Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5)	$235	$253	$34
Realized Gains (Losses) on Investments, Net	(451)	(382)	44	53
Net Change in Unrealized Appreciation
(Depreciation) on Investments	101	139	(402)	620
Net Increase (Decrease) in Net Assets From Operations	(355)	(8)	(105)	707
Contract Transactions-All Products
Purchase Payments	6	—	31	130
Transfers Between Funds or (to) from General Account	(57)	157	(401)	707
Surrenders and Terminations	(348)	(356)	(1,098)	(1,754)
Rescissions	—	—	—	(145)
Bonus (Recapture)	—	—	—	1
Contract Maintenance Charge	—	—	(3)	(3)
Rider Charge	(6)	(7)	(267)	(274)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(405)	(206)	(1,738)	(1,338)
Increase (Decrease) in Net Assets	(760)	(214)	(1,843)	(631)
Net Assets at Beginning of Period	2,579	2,793	20,609	21,240
Net Assets at End of Period	$1,819	$2,579	$18,766	$20,609
Changes in Units
Issued	1	30	3	79
Redeemed	(70)	(64)	(167)	(2,154)
Net Increase (Decrease)	(69)	(34)	(164)	(2,075)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$221	$383	$183	$1
Realized Gains (Losses) on Investments, Net	(137)	(74)	(45)	(43)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(710)	591	(398)	338
Net Increase (Decrease) in Net Assets From Operations	(626)	900	(260)	296
Contract Transactions-All Products
Purchase Payments	—	7	3	6
Transfers Between Funds or (to) from General Account	228	(488)	95	91
Surrenders and Terminations	(1,475)	(1,624)	(482)	(355)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(2)	(1)	(1)
Rider Charge	(118)	(140)	(39)	(43)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,366)	(2,247)	(424)	(302)
Increase (Decrease) in Net Assets	(1,992)	(1,347)	(684)	(6)
Net Assets at Beginning of Period	10,486	11,833	4,528	4,534
Net Assets at End of Period	$8,494	$10,486	$3,844	$4,528
Changes in Units
Issued	13	—	8	9
Redeemed	(89)	(123)	(40)	(386)
Net Increase (Decrease)	(76)	(123)	(32)	(377)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Global Core Bond (Hedged) Portfolio		PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$13	$(11)	$11	$110
Realized Gains (Losses) on Investments, Net	(22)	(27)	1,327	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(37)	269	(2,473)	2,034
Net Increase (Decrease) in Net Assets From Operations	(46)	231	(1,135)	2,147
Contract Transactions-All Products
Purchase Payments	309	61	130	75
Transfers Between Funds or (to) from General Account	1,392	303	(626)	(727)
Surrenders and Terminations	(386)	(440)	(1,498)	(1,317)
Rescissions	(3)	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(2)	(2)	(2)	(3)
Rider Charge	(132)	(119)	(352)	(378)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,178	(197)	(2,348)	(2,350)
Increase (Decrease) in Net Assets	1,132	34	(3,483)	(203)
Net Assets at Beginning of Period	8,891	8,857	18,336	18,539
Net Assets at End of Period	$10,023	$8,891	$14,853	$18,336
Changes in Units
Issued	178	36	10	7
Redeemed	(55)	(58)	(208)	(1,747)
Net Increase (Decrease)	123	(22)	(198)	(1,740)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Long-Term U.S. Government Portfolio
	2018	2017	2018	2017 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,928	$2,886	$1	$—
Realized Gains (Losses) on Investments, Net	(318)	102	1	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,064)	1,229	1	—
Net Increase (Decrease) in Net Assets From Operations	(3,454)	4,217	3	—
Contract Transactions-All Products
Purchase Payments	225	417	50	31
Transfers Between Funds or (to) from General Account	(639)	4,137	97	—
Surrenders and Terminations	(6,588)	(5,340)	(3)	—
Rescissions	—	—	—	—
Bonus (Recapture)	1	8	3	2
Contract Maintenance Charge	(12)	(13)	—	—
Rider Charge	(1,055)	(1,099)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(8,068)	(1,890)	147	33
Increase (Decrease) in Net Assets	(11,522)	2,327	150	33
Net Assets at Beginning of Period	88,177	85,850	33	—
Net Assets at End of Period	$76,655	$88,177	$183	$33
Changes in Units
Issued	10	206	6	1
Redeemed	(379)	(295)	—	—
Net Increase (Decrease)	(369)	(89)	6	1
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$287	$275
Realized Gains (Losses) on Investments, Net	—	—	(451)	(343)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	—	(1,236)	808
Net Increase (Decrease) in Net Assets From Operations	—	1	(1,400)	740
Contract Transactions-All Products
Purchase Payments	—	—	73	257
Transfers Between Funds or (to) from General Account	—	(3)	(97)	1,825
Surrenders and Terminations	(1)	(1)	(2,709)	(2,957)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	3
Contract Maintenance Charge	—	—	(6)	(6)
Rider Charge	—	—	(461)	(487)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	(4)	(3,200)	(1,365)
Increase (Decrease) in Net Assets	(1)	(3)	(4,600)	(625)
Net Assets at Beginning of Period	60	63	37,752	38,377
Net Assets at End of Period	$59	$60	$33,152	$37,752
Changes in Units
Issued	—	—	5	143
Redeemed	—	—	(229)	(238)
Net Increase (Decrease)	—	—	(224)	(95)

	PIMCO VIT StocksPLUS Global Portfolio		PIMCO VIT Total Return Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(46)	$171	$781	$335
Realized Gains (Losses) on Investments, Net	1,481	(252)	474	(267)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,777)	2,408	(3,297)	2,880
Net Increase (Decrease) in Net Assets From Operations	(1,342)	2,327	(2,042)	2,948
Contract Transactions-All Products
Purchase Payments	50	46	2,450	584
Transfers Between Funds or (to) from General Account	(70)	(808)	1,713	4,131
Surrenders and Terminations	(1,358)	(1,427)	(7,401)	(8,684)
Rescissions	—	—	(9)	(147)
Bonus (Recapture)	—	(3)	5	7
Contract Maintenance Charge	(2)	(2)	(14)	(14)
Rider Charge	(16)	(19)	(1,147)	(1,170)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,396)	(2,213)	(4,403)	(5,293)
Increase (Decrease) in Net Assets	(2,738)	114	(6,445)	(2,345)
Net Assets at Beginning of Period	12,110	11,996	91,908	94,253
Net Assets at End of Period	$9,372	$12,110	$85,463	$91,908
Changes in Units
Issued	3	4	208	240
Redeemed	(107)	(180)	(443)	(520)
Net Increase (Decrease)	(104)	(176)	(235)	(280)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(8)	$(1)
Realized Gains (Losses) on Investments, Net	—	—	37	131
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	—	(403)	38
Net Increase (Decrease) in Net Assets From Operations	—	—	(374)	168
Contract Transactions-All Products
Purchase Payments	—	—	354	201
Transfers Between Funds or (to) from General Account	—	—	2,671	329
Surrenders and Terminations	—	—	(228)	(51)
Rescissions	—	—	(1)	—
Bonus (Recapture)	—	—	—	4
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	(71)	(22)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	—	2,725	461
Increase (Decrease) in Net Assets	—	—	2,351	629
Net Assets at Beginning of Period	—	—	1,711	1,082
Net Assets at End of Period	$—	$—	$4,062	$1,711
Changes in Units
Issued	—	—	286	53
Redeemed	—	—	(30)	(7)
Net Increase (Decrease)	—	—	256	46

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$1	$1
Realized Gains (Losses) on Investments, Net	6	1	4	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5)	13	(9)	1
Net Increase (Decrease) in Net Assets From Operations	1	14	(4)	6
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(13)	—	(1)	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13)	—	(1)	—
Increase (Decrease) in Net Assets	(12)	14	(5)	6
Net Assets at Beginning of Period	53	39	46	40
Net Assets at End of Period	$41	$53	$41	$46
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	T. Rowe Price Health Sciences Portfolio		Templeton Global Bond VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(1,219)	$(1,312)
Realized Gains (Losses) on Investments, Net	1	—	(896)	(421)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	2	2,402	2,102
Net Increase (Decrease) in Net Assets From Operations	1	2	287	369
Contract Transactions-All Products
Purchase Payments	—	—	79	621
Transfers Between Funds or (to) from General Account	—	—	(800)	1,096
Surrenders and Terminations	(1)	—	(6,852)	(5,600)
Rescissions	—	—	—	(142)
Bonus (Recapture)	—	—	1	2
Contract Maintenance Charge	—	—	(13)	(14)
Rider Charge	—	—	(974)	(1,034)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	—	(8,559)	(5,071)
Increase (Decrease) in Net Assets	—	2	(8,272)	(4,702)
Net Assets at Beginning of Period	9	7	79,365	84,067
Net Assets at End of Period	$9	$9	$71,093	$79,365
Changes in Units
Issued	—	—	2	37
Redeemed	—	—	(192)	(149)
Net Increase (Decrease)	—	—	(190)	(112)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Templeton Growth VIP Fund		Total All Funds
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$22	$(24)	$1,427	$601
Realized Gains (Losses) on Investments, Net	1,297	435	87,319	93,701
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3,251)	1,682	(226,933)	129,187
Net Increase (Decrease) in Net Assets From Operations	(1,932)	2,093	(138,187)	223,489
Contract Transactions-All Products
Purchase Payments	—	72	128,801	95,388
Transfers Between Funds or (to) from General Account	(408)	(590)	(53,973)	(45,524)
Surrenders and Terminations	(1,179)	(1,959)	(176,871)	(195,730)
Rescissions	—	—	(2,764)	(2,186)
Bonus (Recapture)	—	(1)	150	110
Contract Maintenance Charge	(3)	(4)	(310)	(324)
Rider Charge	(43)	(51)	(28,934)	(29,042)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,633)	(2,533)	(133,901)	(177,308)
Increase (Decrease) in Net Assets	(3,565)	(440)	(272,088)	46,181
Net Assets at Beginning of Period	13,354	13,794	2,309,301	2,263,120
Net Assets at End of Period	$9,789	$13,354	$2,037,213	$2,309,301
Changes in Units
Issued	—	2	12,045	10,709
Redeemed	(49)	(85)	(18,599)	(33,141)
Net Increase (Decrease)	(49)	(83)	(6,554)	(22,432)

(A)	Fund terminated in 2018. See Footnote 1 for further details.
(B)	Fund commenced in 2017. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

(1) Organization
Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). Allianz Life of New York applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct. Allianz Life of New York products offered under the Variable Account are listed below. The products denoted with an asterisk are actively being marketed.

•	Allianz Advantage

•	Allianz Charter II New York

•	Allianz High Five New York

•	Allianz Index Advantage New York*

•	Allianz Opportunity

•	Allianz Valuemark II New York

•	Allianz Valuemark IV New York

•	Allianz Vision New York*

•	Retirement Advantage New York

•	Retirement Pro New York

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) listed below in accordance with the selection made by the contractholder. The contractholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed below are available for all products. Some funds below have been closed to accepting new money. Generally, each multiple-class fund is presented on an aggregate basis. When mergers occur, the fund will generally be presented separately by class, to disclose which class received additional money. The funds and investment advisers are listed below:

Fund	Investment Adviser
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL DFA Five-Year Global Fixed Income Fund *†	Allianz Investment Management, LLC
AZL DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Gateway Fund *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 1 †	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

Fund	Investment Adviser
AZL MSCI Global Equity Index Fund *†	Allianz Investment Management, LLC
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP BlackRock Global Strategy Plus Fund †	Allianz Investment Management, LLC
AZL MVP DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Balanced Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Conservative Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Moderate Fund †	Allianz Investment Management, LLC
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP T. Rowe Price Capital Appreciation Plus Fund †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors, LLC
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.
Dreyfus VIF Appreciation Portfolio *	The Dreyfus Corporation
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company
Fidelity VIP FundsManager 50% Portfolio *	FMR Co., Inc.
Fidelity VIP FundsManager 60% Portfolio *	FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Services, LLC
Franklin Income VIP Fund *	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.
Ivy VIP Asset Strategy Portfolio *	Ivy Investment Management Company
Ivy VIP Energy Portfolio *	Ivy Investment Management Company
Ivy VIP Growth Portfolio *	Ivy Investment Management Company

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

Fund	Investment Adviser
Ivy VIP Mid Cap Growth Portfolio *	Ivy Investment Management Company
Ivy VIP Natural Resources Portfolio *	Ivy Investment Management Company
Ivy VIP Science and Technology Portfolio *	Ivy Investment Management Company
JPMorgan Insurance Trust Core Bond Portfolio *	J.P. Morgan Investment Management, Inc.
Lazard Retirement International Equity Portfolio *	Lazard Asset Management, LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management, LLC
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company
Oppenheimer Global Multi-Alternatives Fund/VA *	OFI Global Asset Management, Inc.
Oppenheimer Global Strategic Income Fund/VA	OFI Global Asset Management, Inc.
Oppenheimer International Growth Fund/VA *	OFI Global Asset Management, Inc.
PIMCO VIT All Asset Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Balanced Allocation Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn Strategy Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Dynamic Bond Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Emerging Markets Bond Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) †	Pacific Investment Management Company, LLC
PIMCO VIT Global Core Bond (Hedged) Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT High Yield Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Long-Term U.S. Government Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Low Duration Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Real Return Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT StocksPLUS Global Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Total Return Portfolio *†	Pacific Investment Management Company, LLC
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC
RCM Dynamic Multi-Asset Plus VIT Portfolio *†	Allianz Global Investors U.S., LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.
Templeton Growth VIP Fund *	Templeton Global Advisors Limited
* Fund contains share classes which assess 12b-1 fees.
† The investment adviser of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

During the years ended December 31, 2018 and 2017, several funds changed their name as summarized with the effective date of the change in the following table:

Prior Fund Name	Current Fund Name	Effective Date
AZL Emerging Markets Equity Index Fund Class 1	AZL MSCI Emerging Markets Equity Index Class 1	May 1, 2017
AZL Emerging Markets Equity Index Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 2	May 1, 2017
AZL Global Equity Index Fund	AZL MSCI Global Equity Index Fund	May 1, 2017
Ivy Funds VIP Asset Strategy Portfolio	Ivy VIP Asset Strategy Portfolio	May 1, 2017
Ivy Funds VIP Energy Portfolio	Ivy VIP Energy Portfolio	May 1, 2017
Ivy Funds VIP Growth Portfolio	Ivy VIP Growth Portfolio	May 1, 2017
Ivy Funds VIP Mid Cap Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	May 1, 2017
Ivy Funds VIP Science and Technology Portfolio	Ivy VIP Science and Technology Portfolio	May 1, 2017
PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio	May 1, 2017
PIMCO VIT Global Dividend Portfolio	PIMCO VIT StocksPLUS Global Portfolio	May 1, 2017
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Balanced Allocation Portfolio	May 1, 2017
Ivy Funds VIP Global Natural Resources Portfolio	Ivy VIP Natural Resources Portfolio	October 16, 2017
AZL MVP Pyramis Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	April 20, 2018
AZL Pyramis Total Bond Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	April 20, 2018
PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	July 30, 2018
PIMCO VIT Unconstrained Bond Portfolio	PIMCO VIT Dynamic Bond Portfolio	July 30, 2018

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

During the year ended December 31, 2018, the following fund was closed to new money. No funds were closed to new money during the year ended December 31, 2017.

Fund	Date Closed
Allianz NFJ Dividend Value VIT Portfolio	April 20, 2018
During the year ended December 31, 2017, the following funds were added as available options. No funds were added during the year ended December 31, 2018.

Fund	Date Opened
PIMCO VIT Long-Term U.S. Government Portfolio	May 1, 2017
AZL DFA Five-Year Global Fixed Income Fund	October 16, 2017
During the year ended December 31, 2018, the following fund was merged or replaced. No funds were merged or replaced during the year ended December 31, 2017.

Closed Fund	Receiving Fund	Date Merged
Allianz NFJ Dividend Value VIT Portfolio	AZL Russell 1000 Value Index Fund Class 2	April 20, 2018

(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurement Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2018, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. If any transfers were to occur, transfers into and/or out of Levels 1, 2 and 3 would be reported as of the end of the period. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC, which differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Certain subaccounts invest in funds that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk.

Recently Issued Accounting Pronouncements

Allianz Life of New York evaluated all issued FASB accounting pronouncements and determined that no pronouncements were or will be impactful for current or future implementation within the Variable Account.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5% or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the Variable Account.
(3) Related Party Charges, Expenses and Fees
Under the terms of the contracts, certain charges, expenses and fees are incurred by the contracts to cover Allianz Life of New York's expenses in connection with the issuance and administration of the contracts. Following is a summary of these charges, expenses and fees for the period ended December 31, 2018:

Mortality and Expense Risk Charges
Allianz Life of New York assumes mortality and expense risks related to the operations of the Variable Account. These charges range from 0.35% to 3.55% annually during the accumulation phase, or from 1.25% to 1.90% annually during the annuity phase for variable annuity payments. These charges are deducted on a daily basis and assessed against the daily net asset value of each fund. These charges are assessed either through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the contract. This annual charge of 0.15% is calculated and assessed daily as a percentage of each fund’s net asset value. This charge is assessed through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Contract Maintenance Charges
For certain contracts, an annual contract maintenance charge of $30 to $50 may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity unit values during the annuity phase if variable annuity payments are selected or a reduction in fixed annuity payments.

Withdrawal Charges
For certain contracts, a withdrawal charge (sometimes called a contingent deferred sales charge) is imposed as a percentage, with a range of 1.0% to 8.5%, of each purchase payment if the contract is surrendered or a partial withdrawal is taken during the withdrawal charge period. For certain contracts, a withdrawal charge may also apply during the annuity phase if there are liquidations of variable annuity payments under certain annuity options. These withdrawal charges are imposed as a percentage, with a range of 2.0% to 6.0% of the amount liquidated. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity units during the annuity phase.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

Rider Charges
For certain contracts, optional benefit riders are available for an additional charge to the contract owners. The rider charges are imposed as a percentage, with the range shown below, by type of rider:

•	Investment Protector: 1.05% to 1.30%

•	Income Protector: 1.00% to 1.70%

•	Income Focus: 1.30%

The rider charges for these optional benefits vary based on a number of factors, such as the rider effective date. These charges are calculated as a percentage of the benefit’s guaranteed value and are assessed through the redemption of subaccount accumulation units.

Transfer Fee
A charge to cover transfers between available funds may be imposed, at a rate of up to $25 per transfer. These charges are assessed through the redemption of subaccount units.

Other Contract Charges
For certain contracts, there are additional fees, as described below.

•
Account Fee - Account fees vary by account and product and are imposed as a percentage of the account’s guaranteed value, which range from 0.85% to 1.05% and are assessed through the redemption of subaccount accumulation units.

•
Product Fee - is 1.25% annually and is accrued on a daily basis as a percentage of the contract value on the prior quarterly contract anniversary adjusted for subsequent purchase payments and withdrawals and deducted from the contract value during the accumulation phase through the redemption of accumulation units.

Additional details on the charges that are specific to each contractholder can be found in the respective product prospectus.
(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.
(5) Purchases and Sales of Investments (In thousands)
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2018, are as follows:

	Cost of Purchases	Proceeds from Sales
Allianz NFJ Dividend Value VIT Portfolio	$159	$395
AZL Balanced Index Strategy Fund	3,228	4,892
AZL DFA Five-Year Global Fixed Income Fund	915	657
AZL DFA Multi-Strategy Fund	4,814	17,230
AZL Enhanced Bond Index Fund	1,889	1,165
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	2,608	4,876
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	63	269
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	2,477	3,325
AZL Gateway Fund	332	1,277
AZL Government Money Market Fund	68,761	67,272
AZL International Index Fund Class 1	385	659
AZL International Index Fund Class 2	3,129	5,954
AZL MetWest Total Return Bond Fund	785	718

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	Cost of Purchases	Proceeds from Sales
AZL Mid Cap Index Fund Class 1	452	198
AZL Mid Cap Index Fund Class 2	$4,627	$7,196
AZL Moderate Index Strategy Fund	3,916	8,637
AZL Morgan Stanley Global Real Estate Fund Class 1	219	171
AZL Morgan Stanley Global Real Estate Fund Class 2	441	867
AZL MSCI Emerging Markets Equity Index Class 1	66	146
AZL MSCI Emerging Markets Equity Index Class 2	808	1,267
AZL MSCI Global Equity Index Fund	183	167
AZL MVP Balanced Index Strategy Fund	7,093	6,416
AZL MVP BlackRock Global Strategy Plus Fund	7,087	7,573
AZL MVP DFA Multi-Strategy Fund	4,202	912
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	3,338	4,746
AZL MVP Fusion Dynamic Balanced Fund	10,266	11,997
AZL MVP Fusion Dynamic Conservative Fund	3,056	5,167
AZL MVP Fusion Dynamic Moderate Fund	27,413	30,852
AZL MVP Growth Index Strategy Fund	52,510	28,484
AZL MVP Moderate Index Strategy Fund	6,356	7,089
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	33,962	18,604
AZL Russell 1000 Growth Index Fund Class 1	417	270
AZL Russell 1000 Growth Index Fund Class 2	5,346	8,532
AZL Russell 1000 Value Index Fund Class 1	1,616	1,329
AZL Russell 1000 Value Index Fund Class 2	2,960	4,321
AZL S&P 500 Index Fund	5,352	11,860
AZL Small Cap Stock Index Fund Class 1	112	46
AZL Small Cap Stock Index Fund Class 2	3,514	5,202
AZL T. Rowe Price Capital Appreciation Fund	4,992	6,664
BlackRock Equity Dividend V.I. Fund	—	—
BlackRock Global Allocation V.I. Fund	5,658	15,765
ClearBridge Variable Aggressive Growth Portfolio	5	1
Columbia Variable Portfolio – Seligman Global Technology Fund	2	—
Davis VA Financial Portfolio	242	435
Dreyfus VIF Appreciation Portfolio	—	—
Eaton Vance VT Floating-Rate Income Fund	9	1
Fidelity VIP Emerging Markets Portfolio	—	—
Fidelity VIP FundsManager 50% Portfolio	290	762
Fidelity VIP FundsManager 60% Portfolio	1,717	1,799
Fidelity VIP Mid Cap Portfolio	4	—
Fidelity VIP Strategic Income Portfolio	20	—
Franklin Founding Funds Allocation VIP Fund	642	1,173
Franklin Income VIP Fund	8,844	23,230
Franklin Mutual Shares VIP Fund	1,605	4,017

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	Cost of Purchases	Proceeds from Sales
Franklin Rising Dividends VIP Fund	1,232	2,550
Franklin Strategic Income VIP Fund	$—	$—
Franklin U.S. Government Securities VIP Fund	2,190	4,403
Invesco V.I. American Value Fund	4	—
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Ivy VIP Asset Strategy Portfolio	—	—
Ivy VIP Energy Portfolio	—	—
Ivy VIP Growth Portfolio	—	—
Ivy VIP Mid Cap Growth Portfolio	—	—
Ivy VIP Natural Resources Portfolio	—	—
Ivy VIP Science and Technology Portfolio	—	—
JPMorgan Insurance Trust Core Bond Portfolio	1,007	638
Lazard Retirement International Equity Portfolio	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	11
MFS VIT II International Value Portfolio	—	—
MFS VIT Total Return Bond Portfolio	1,798	318
MFS VIT Utilities Portfolio	—	—
Oppenheimer Global Multi-Alternatives Fund/VA	—	—
Oppenheimer Global Strategic Income Fund/VA	10	49
Oppenheimer International Growth Fund/VA	—	—
PIMCO VIT All Asset Portfolio	2,045	6,179
PIMCO VIT Balanced Allocation Portfolio	1,939	1,378
PIMCO VIT CommodityRealReturn Strategy Portfolio	248	659
PIMCO VIT Dynamic Bond Portfolio	1,359	2,845
PIMCO VIT Emerging Markets Bond Portfolio	962	2,107
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	514	744
PIMCO VIT Global Core Bond (Hedged) Portfolio	2,579	1,389
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	1,775	2,879
PIMCO VIT High Yield Portfolio	8,390	13,530
PIMCO VIT Long-Term U.S. Government Portfolio	151	2
PIMCO VIT Low Duration Portfolio	1	—
PIMCO VIT Real Return Portfolio	2,221	5,133
PIMCO VIT StocksPLUS Global Portfolio	2,330	2,208
PIMCO VIT Total Return Portfolio	10,420	12,999
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	3,225	457
T. Rowe Price Blue Chip Growth Portfolio	1	13
T. Rowe Price Equity Income Portfolio	5	—
T. Rowe Price Health Sciences Portfolio	1	—
Templeton Global Bond VIP Fund	4,809	14,587
Templeton Growth VIP Fund	1,640	2,238

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

(6) Financial Highlights
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Balanced Index Strategy Fund
2018	1,775	$12.82	to	$15.27	$25,854	0.94%	1.15%	to	3.55%	(7.58)%	to	(5.56)%
2017	1,933	$13.84	to	$16.17	$29,984	2.22%	1.15%	to	3.55%	7.78%	to	10.12%
2016	2,137	$12.81	to	$14.68	$30,179	2.62%	1.15%	to	3.55%	3.19%	to	5.43%
2015	2,304	$12.38	to	$13.93	$31,035	1.03%	1.15%	to	3.55%	(3.33)%	to	(1.23)%
2014	2,425	$12.78	to	$14.28	$33,223	1.41%	1.15%	to	3.55%	2.57%	to	4.80%
AZL DFA Five-Year Global Fixed Income Fund
2018	43	$9.45	to	$9.84	$417	0.59%	—%	to	3.55%	(1.34)%	to	(0.24)%
2017⁷	16	$9.58	to	$9.87	$156	—%	—%	to	3.55%	(0.90)%	to	(0.68)%
AZL DFA Multi-Strategy Fund
2018	5,226	$14.22	to	$17.18	$86,634	1.17%	1.15%	to	3.55%	(9.07)%	to	(7.08)%
2017	5,972	$15.63	to	$18.49	$106,996	0.77%	1.15%	to	3.55%	8.93%	to	11.29%
2016	6,819	$14.33	to	$16.78	$110,027	—%	1.15%	to	3.55%	5.67%	to	7.97%
2015	7,744	$13.55	to	$15.80	$116,196	1.23%	1.15%	to	3.55%	(3.99)%	to	(1.90)%
2014	9,485	$14.10	to	$16.43	$145,315	1.18%	1.15%	to	3.55%	2.81%	to	5.20%
AZL Enhanced Bond Index Fund
2018	334	$10.39	to	$11.21	$3,697	2.31%	1.15%	to	2.20%	(2.76)%	to	(1.96)%
2017	270	$10.68	to	$11.44	$3,060	0.93%	1.15%	to	2.20%	0.77%	to	1.59%
2016	219	$10.60	to	$11.26	$2,448	2.31%	1.15%	to	2.20%	0.05%	to	0.87%
2015	131	$10.59	to	$11.16	$1,455	2.32%	1.15%	to	2.20%	(1.95)%	to	(1.15)%
2014²	30	$11.11	to	$11.29	$342	1.23%	1.15%	to	2.20%	1.77%	to	1.98%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
2018	1,726	$12.40	to	$19.48	$24,959	2.23%	0.35%	to	3.55%	(5.31)%	to	(2.36)%
2017	1,959	$13.08	to	$20.54	$29,386	—%	0.35%	to	3.55%	7.41%	to	10.73%
2016	2,214	$12.35	to	$19.08	$30,342	1.47%	0.35%	to	3.55%	2.96%	to	6.15%
2015	3,249	$11.81	to	$17.80	$42,283	3.85%	0.35%	to	3.55%	(8.76)%	to	(5.79)%
2014	2,941	$12.91	to	$19.48	$41,193	1.52%	0.35%	to	3.55%	(1.42)%	to	1.78%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2018	185	$9.78	to	$9.80	$1,824	3.14%	1.40%	to	1.49%	(2.47)%	to	(2.39)%
2017	210	$10.03	to	$10.04	$2,113	2.45%	1.40%	to	1.49%	3.01%	to	3.10%
2016⁵	229	$9.74	to	$9.74	$2,238	—%	1.40%	to	1.49%	(2.61)%	to	(2.59)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2018	1,943	$8.92	to	$10.93	$19,523	2.87%	—%	to	3.55%	(4.72)%	to	(1.60)%
2017	2,052	$9.36	to	$11.32	$21,226	2.38%	—%	to	3.55%	0.65%	to	4.27%
2016	2,241	$9.30	to	$10.85	$22,586	2.50%	—%	to	3.55%	(3.09)%	to	5.14%
2015	792	$9.34	to	$10.17	$7,751	2.07%	0.35%	to	3.55%	(3.72)%	to	(1.24)%
2014	641	$9.70	to	$10.29	$6,417	1.93%	0.35%	to	3.55%	2.36%	to	5.01%
AZL Gateway Fund
2018	679	$10.29	to	$12.37	$8,281	1.23%	—%	to	3.55%	(7.76)%	to	(5.97)%
2017	750	$11.15	to	$13.94	$9,743	1.00%	—%	to	3.55%	5.92%	to	9.08%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	795	$10.53	to	$12.78	$9,577	1.99%	—%	to	3.55%	1.49%	to	4.47%
2015	816	$10.37	to	$12.23	$9,527	1.17%	—%	to	3.55%	(1.33)%	to	1.62%
2014	872	$10.51	to	$12.04	$10,151	1.18%	—%	to	3.55%	(0.26)%	to	2.73%
AZL Government Money Market Fund
2018	3,332	$6.96	to	$12.89	$33,008	1.00%	—%	to	3.55%	(2.23)%	to	1.01%
2017	3,222	$6.75	to	$12.76	$31,519	0.04%	—%	to	3.55%	(3.43)%	to	0.05%
2016	4,577	$6.99	to	$12.76	$43,505	—%	—%	to	3.55%	(3.48)%	to	0.01%
2015	3,584	$7.60	to	$12.76	$34,736	—%	—%	to	3.55%	(3.19)%	to	0.01%
2014	4,511	$7.63	to	$12.76	$43,627	—%	—%	to	3.55%	(3.24)%	to	0.01%
AZL International Index Fund Class 1
2018	477	$10.22	to	$10.53	$5,042	4.04%	1.40%	to	2.75%	(16.15)%	to	(15.01)%
2017	520	$12.19	to	$12.39	$6,481	1.33%	1.40%	to	2.75%	21.74%	to	23.39%
2016⁵	566	$10.01	to	$10.04	$5,728	—%	1.40%	to	2.75%	0.11%	to	0.40%
AZL International Index Fund Class 2
2018	2,146	$9.63	to	$17.15	$23,234	2.58%	—%	to	3.55%	(17.06)%	to	(14.34)%
2017	2,409	$11.58	to	$20.02	$30,968	0.88%	—%	to	3.55%	20.42%	to	24.33%
2016	2,796	$9.59	to	$16.10	$29,325	1.47%	—%	to	3.55%	(3.13)%	to	0.49%
2015	599	$9.88	to	$16.10	$6,506	4.17%	—%	to	3.55%	(4.59)%	to	(1.73)%
2014	588	$10.35	to	$16.38	$6,591	1.82%	—%	to	3.55%	(9.32)%	to	(6.51)%
AZL MetWest Total Return Bond Fund
2018	188	$9.67	to	$9.99	$1,867	2.16%	1.15%	to	2.20%	(2.37)%	to	(1.60)%
2017	183	$9.91	to	$10.15	$1,850	1.51%	1.15%	to	2.20%	0.92%	to	1.72%
2016	143	$9.82	to	$9.98	$1,423	0.98%	1.15%	to	2.20%	0.10%	to	0.89%
2015³	123	$9.84	to	$9.89	$1,211	0.08%	1.15%	to	2.20%	(2.93)%	to	(2.59)%
AZL Mid Cap Index Fund Class 1
2018	188	$10.89	to	$10.92	$2,070	2.41%	1.40%	to	1.49%	(12.33)%	to	(12.25)%
2017	201	$12.43	to	$12.44	$2,520	1.02%	1.40%	to	1.49%	14.37%	to	14.47%
2016⁵	249	$10.86	to	$10.87	$2,722	—%	1.40%	to	1.49%	8.65%	to	8.67%
AZL Mid Cap Index Fund Class 2
2018	1,373	$16.25	to	$31.28	$25,772	0.87%	—%	to	3.55%	(14.46)%	to	(11.66)%
2017	1,569	$18.92	to	$35.40	$33,928	0.46%	—%	to	3.55%	11.82%	to	15.85%
2016	1,832	$16.85	to	$30.67	$34,935	0.65%	—%	to	3.55%	8.36%	to	19.52%
2015	472	$14.59	to	$25.75	$7,862	1.13%	—%	to	3.55%	(5.93)%	to	(2.67)%
2014	457	$15.46	to	$26.55	$8,010	0.66%	—%	to	3.55%	5.72%	to	9.21%
AZL Moderate Index Strategy Fund
2018	1,766	$14.69	to	$22.65	$32,560	0.95%	0.35%	to	3.55%	(8.36)%	to	(5.51)%
2017	2,065	$16.01	to	$23.97	$40,855	2.05%	0.35%	to	3.55%	9.52%	to	12.90%
2016	2,351	$14.61	to	$21.23	$41,729	1.90%	0.35%	to	3.55%	5.27%	to	8.53%
2015	2,736	$13.85	to	$19.56	$45,206	2.09%	0.35%	to	3.55%	(5.87)%	to	(2.81)%
2014	2,535	$14.69	to	$20.13	$43,733	0.79%	0.35%	to	3.55%	4.71%	to	8.12%
AZL Morgan Stanley Global Real Estate Fund Class 1
2018	193	$9.85	to	$9.87	$1,922	4.38%	1.40%	to	1.49%	(9.28)%	to	(9.20)%
2017	206	$10.86	to	$10.87	$2,257	4.05%	1.40%	to	1.49%	8.38%	to	8.47%
2016⁵	226	$10.02	to	$10.02	$2,279	—%	1.40%	to	1.49%	0.18%	to	0.20%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Global Real Estate Fund Class 2
2018	237	$9.62	to	$13.72	$2,501	3.62%	—%	to	3.55%	(11.29)%	to	(8.39)%
2017	291	$10.80	to	$14.98	$3,428	3.65%	—%	to	3.55%	5.91%	to	9.34%
2016	327	$10.16	to	$13.70	$3,601	1.33%	—%	to	3.55%	(0.46)%	to	2.77%
2015	241	$10.02	to	$13.33	$2,646	3.86%	—%	to	3.55%	(4.78)%	to	(1.68)%
2014	311	$10.50	to	$13.56	$3,568	1.05%	—%	to	3.55%	9.80%	to	13.37%
AZL MSCI Emerging Markets Equity Index Class 1
2018	54	$11.36	to	$11.48	$615	1.81%	1.40%	to	1.49%	(16.56)%	to	(16.49)%
2017	62	$13.61	to	$13.74	$851	0.55%	1.40%	to	1.49%	34.95%	to	35.07%
2016	75	$10.09	to	$10.17	$767	0.93%	1.40%	to	1.49%	8.58%	to	8.68%
2015	100	$9.29	to	$9.36	$932	1.24%	1.40%	to	1.49%	(13.98)%	to	(13.91)%
2014	115	$10.80	to	$10.87	$1,251	0.88%	1.40%	to	1.49%	(6.36)%	to	(6.28)%
AZL MSCI Emerging Markets Equity Index Class 2
2018	462	$8.65	to	$12.58	$4,459	1.64%	—%	to	3.55%	(18.43)%	to	(15.76)%
2017	514	$10.58	to	$14.93	$6,021	0.39%	—%	to	3.55%	31.87%	to	36.15%
2016	596	$8.00	to	$10.97	$5,243	0.58%	—%	to	3.55%	6.06%	to	9.51%
2015	690	$7.53	to	$10.01	$5,662	0.98%	—%	to	3.55%	(15.92)%	to	(13.19)%
2014	758	$8.93	to	$11.89	$7,325	0.57%	—%	to	3.55%	(8.52)%	to	(5.22)%
AZL MSCI Global Equity Index Fund
2018	42	$13.32	to	$16.02	$592	1.79%	0.35%	to	2.20%	(10.91)%	to	(9.26)%
2017	41	$14.95	to	$17.65	$644	2.55%	0.35%	to	2.20%	19.56%	to	21.75%
2016	24	$12.51	to	$14.50	$316	3.24%	0.35%	to	2.20%	(3.06)%	to	(1.28)%
2015	13	$13.34	to	$14.69	$186	4.11%	0.35%	to	2.20%	(14.03)%	to	(12.87)%
2014	2	$15.51	to	$15.78	$35	3.72%	0.35%	to	2.20%	(6.70)%	to	(6.51)%
AZL MVP Balanced Index Strategy Fund
2018	2,830	$12.24	to	$14.67	$37,496	0.81%	—%	to	3.55%	(6.91)%	to	(4.44)%
2017	2,830	$13.14	to	$15.35	$39,794	1.80%	—%	to	3.55%	8.55%	to	11.40%
2016	3,343	$11.55	to	$13.78	$42,672	2.19%	—%	to	3.55%	2.89%	to	6.61%
2015	2,602	$11.77	to	$12.93	$31,706	0.80%	—%	to	3.55%	(5.13)%	to	2.13%
2014	1,957	$12.14	to	$12.96	$24,235	1.01%	—%	to	2.20%	3.78%	to	4.63%
AZL MVP BlackRock Global Strategy Plus Fund
2018	7,504	$11.40	to	$12.06	$89,765	1.47%	1.15%	to	2.20%	(7.84)%	to	(7.08)%
2017	7,581	$12.36	to	$12.98	$97,713	0.38%	1.15%	to	2.20%	9.03%	to	9.91%
2016	8,061	$11.34	to	$11.81	$94,635	2.67%	1.15%	to	2.20%	1.18%	to	2.00%
2015	8,173	$11.21	to	$11.57	$94,167	1.17%	1.15%	to	2.20%	(3.64)%	to	(2.85)%
2014	7,099	$11.63	to	$11.91	$84,290	0.05%	1.15%	to	2.20%	(0.21)%	to	0.61%
AZL MVP DFA Multi-Strategy Fund
2018	735	$10.08	to	$10.39	$7,602	0.88%	1.15%	to	2.20%	(8.28)%	to	(7.53)%
2017	449	$10.99	to	$11.23	$5,028	0.45%	1.15%	to	2.20%	10.11%	to	11.00%
2016	337	$10.02	to	$10.12	$3,402	—%	1.15%	to	2.20%	6.95%	to	7.55%
2015⁴	70	$9.38	to	$9.41	$658	—%	1.15%	to	2.20%	(2.15)%	to	(2.10)%
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
2018	2,453	$11.42	to	$12.05	$29,287	3.25%	1.15%	to	2.20%	(4.28)%	to	(3.49)%
2017	2,610	$11.93	to	$12.49	$32,325	1.33%	1.15%	to	2.20%	8.52%	to	9.40%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	2,838	$10.99	to	$11.41	$32,179	4.04%	1.15%	to	2.20%	(1.38)%	to	(0.57)%
2015	3,057	$11.14	to	$11.48	$34,898	1.48%	1.15%	to	2.20%	(8.25)%	to	(7.51)%
2014	2,368	$12.14	to	$12.41	$29,272	1.00%	1.15%	to	2.20%	0.11%	to	0.92%
AZL MVP Fusion Dynamic Balanced Fund
2018	5,727	$11.63	to	$17.42	$82,744	1.23%	0.35%	to	3.55%	(8.49)%	to	(5.73)%
2017	6,169	$12.71	to	$18.47	$95,628	1.65%	0.35%	to	3.55%	8.60%	to	11.84%
2016	7,006	$11.70	to	$16.52	$98,443	2.32%	0.35%	to	3.55%	2.38%	to	5.55%
2015	7,239	$11.42	to	$15.65	$97,538	1.32%	0.35%	to	3.55%	(5.04)%	to	(2.10)%
2014	7,360	$12.01	to	$15.98	$102,373	1.39%	0.35%	to	3.55%	1.09%	to	4.22%
AZL MVP Fusion Dynamic Conservative Fund
2018	1,487	$12.22	to	$13.85	$20,184	1.31%	0.35%	to	3.55%	(6.37)%	to	(5.09)%
2017	1,685	$13.05	to	$14.59	$24,160	1.81%	0.35%	to	3.55%	6.35%	to	7.80%
2016	1,994	$12.27	to	$13.53	$26,583	2.23%	0.35%	to	3.55%	2.46%	to	3.87%
2015	2,069	$11.76	to	$13.03	$26,556	1.36%	0.35%	to	3.55%	(3.76)%	to	(2.15)%
2014	1,996	$12.22	to	$13.31	$26,291	1.53%	0.35%	to	3.55%	1.66%	to	3.36%
AZL MVP Fusion Dynamic Moderate Fund
2018	14,721	$11.43	to	$15.13	$211,714	1.13%	0.35%	to	3.55%	(9.60)%	to	(7.63)%
2017	15,872	$12.63	to	$16.38	$247,790	1.56%	0.35%	to	3.55%	10.18%	to	12.57%
2016	17,509	$11.45	to	$14.55	$243,560	2.16%	0.35%	to	3.55%	1.22%	to	3.42%
2015	18,322	$11.30	to	$14.07	$246,882	1.28%	0.35%	to	3.55%	(5.39)%	to	(3.33)%
2014	18,135	$11.94	to	$14.56	$253,165	1.30%	0.35%	to	3.55%	0.75%	to	2.94%
AZL MVP Growth Index Strategy Fund
2018	17,924	$12.81	to	$16.41	$263,277	0.83%	—%	to	3.55%	(9.73)%	to	(6.45)%
2017	16,840	$14.19	to	$17.54	$268,316	1.15%	—%	to	3.55%	11.93%	to	15.96%
2016	16,427	$12.77	to	$15.13	$229,274	2.10%	—%	to	3.55%	3.22%	to	6.80%
2015	13,050	$12.37	to	$14.17	$173,827	0.87%	—%	to	3.55%	(7.14)%	to	3.44%
2014	10,086	$13.37	to	$14.28	$137,534	0.80%	—%	to	2.20%	4.16%	to	5.12%
AZL MVP Moderate Index Strategy Fund
2018	3,925	$13.73	to	$14.53	$56,460	0.87%	1.15%	to	2.20%	(7.33)%	to	(6.57)%
2017	4,089	$14.82	to	$15.55	$63,013	1.65%	1.15%	to	2.20%	10.76%	to	11.66%
2016	4,350	$13.38	to	$13.93	$60,119	2.22%	1.15%	to	2.20%	3.14%	to	3.98%
2015	4,463	$12.97	to	$13.39	$59,387	0.51%	1.15%	to	2.20%	(5.32)%	to	(4.55)%
2014	3,416	$13.70	to	$14.03	$47,693	0.40%	1.15%	to	2.20%	6.06%	to	6.92%
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
2018	9,822	$12.54	to	$13.06	$127,354	0.98%	1.15%	to	2.20%	(3.83)%	to	(3.04)%
2017	8,959	$13.04	to	$13.47	$119,973	1.26%	1.15%	to	2.20%	11.73%	to	12.64%
2016	7,805	$11.67	to	$11.96	$92,937	1.61%	1.15%	to	2.20%	5.28%	to	6.13%
2015	6,012	$11.09	to	$11.27	$67,541	—%	1.15%	to	2.20%	1.89%	to	2.71%
2014¹	2,471	$10.88	to	$10.97	$27,060	0.28%	1.15%	to	2.20%	10.61%	to	11.44%
AZL Russell 1000 Growth Index Fund Class 1
2018	225	$12.61	to	$12.63	$2,851	1.60%	1.40%	to	1.49%	(3.32)%	to	(3.23)%
2017	240	$13.04	to	$13.06	$3,145	0.39%	1.40%	to	1.49%	27.29%	to	27.40%
2016⁵	312	$10.25	to	$10.25	$3,208	—%	1.40%	to	1.49%	2.47%	to	2.49%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Russell 1000 Growth Index Fund Class 2
2018	1,163	$18.22	to	$25.92	$25,511	0.88%	—%	to	3.55%	(5.57)%	to	(2.49)%
2017	1,375	$19.29	to	$28.41	$31,450	0.25%	—%	to	3.55%	24.40%	to	28.89%
2016	1,683	$15.51	to	$22.04	$30,471	0.34%	—%	to	3.55%	1.99%	to	6.43%
2015	120	$17.57	to	$20.71	$2,202	1.27%	—%	to	2.20%	2.60%	to	4.86%
2014	49	$17.13	to	$19.75	$861	1.82%	—%	to	2.20%	10.63%	to	12.21%
AZL Russell 1000 Value Index Fund Class 1
2018	1,048	$10.53	to	$10.85	$11,533	2.77%	1.40%	to	2.75%	(10.99)%	to	(9.78)%
2017	1,140	$11.83	to	$12.03	$13,915	0.88%	1.40%	to	2.75%	10.31%	to	11.80%
2016⁵	1,311	$10.73	to	$10.76	$14,298	—%	1.40%	to	2.75%	7.27%	to	7.58%
AZL Russell 1000 Value Index Fund Class 2
2018	981	$14.59	to	$20.08	$16,732	1.87%	—%	to	3.55%	(11.66)%	to	(9.04)%
2017	1,128	$16.51	to	$24.07	$21,474	0.65%	—%	to	3.55%	9.41%	to	13.02%
2016	1,349	$14.89	to	$21.30	$23,121	0.75%	—%	to	3.55%	7.03%	to	16.15%
2015	99	$15.25	to	$18.34	$1,578	1.98%	—%	to	2.20%	(6.48)%	to	(4.42)%
2014	32	$16.54	to	$19.18	$546	2.30%	—%	to	2.20%	8.00%	to	12.59%
AZL S&P 500 Index Fund
2018	2,694	$13.79	to	$20.84	$43,352	1.49%	0.35%	to	3.55%	(8.18)%	to	(5.17)%
2017	3,129	$14.76	to	$21.98	$54,041	0.91%	0.35%	to	3.55%	17.14%	to	20.94%
2016	3,810	$12.37	to	$18.17	$55,231	1.57%	0.35%	to	3.55%	4.82%	to	11.06%
2015	2,523	$11.98	to	$16.36	$33,771	2.06%	0.35%	to	3.55%	(2.57)%	to	0.60%
2014	2,430	$12.11	to	$16.27	$32,833	1.17%	0.35%	to	3.55%	9.17%	to	12.72%
AZL Small Cap Stock Index Fund Class 1
2018	56	$11.05	to	$11.39	$629	1.44%	1.40%	to	2.75%	(11.08)%	to	(9.86)%
2017	57	$12.43	to	$12.64	$719	0.67%	1.40%	to	2.75%	9.88%	to	11.37%
2016⁵	72	$11.31	to	$11.35	$811	—%	1.40%	to	2.75%	13.13%	to	13.46%
AZL Small Cap Stock Index Fund Class 2
2018	903	$14.99	to	$21.16	$15,298	0.83%	—%	to	3.55%	(12.12)%	to	(9.25)%
2017	1,054	$17.02	to	$23.31	$20,028	0.48%	—%	to	3.55%	8.82%	to	12.35%
2016	1,255	$15.60	to	$20.75	$21,650	0.72%	—%	to	3.55%	21.32%	to	25.27%
2015	418	$12.82	to	$16.56	$5,876	1.00%	—%	to	3.55%	(5.75)%	to	(2.84)%
2014	499	$13.59	to	$17.05	$7,354	0.56%	—%	to	3.55%	1.72%	to	4.87%
AZL T. Rowe Price Capital Appreciation Fund
2018	1,228	$15.07	to	$25.01	$22,664	0.89%	0.35%	to	3.55%	(3.14)%	to	0.02%
2017	1,369	$15.52	to	$25.00	$25,709	1.33%	0.35%	to	3.55%	11.04%	to	14.64%
2016	1,466	$13.94	to	$21.81	$24,439	0.73%	0.35%	to	3.55%	4.23%	to	7.46%
2015	1,502	$13.36	to	$20.29	$23,741	0.58%	0.35%	to	3.55%	1.55%	to	4.70%
2014	1,408	$13.14	to	$19.38	$21,559	0.31%	0.35%	to	3.55%	8.04%	to	11.38%
BlackRock Equity Dividend V.I. Fund
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	1.04%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Global Allocation V.I. Fund
2018	6,517	$9.96	to	$49.62	$77,575	0.81%	—%	to	3.55%	(10.68)%	to	(7.90)%
2017	7,536	$11.13	to	$53.88	$98,651	1.22%	—%	to	3.55%	9.92%	to	13.31%
2016	8,702	$10.12	to	$47.55	$101,788	1.20%	—%	to	3.55%	0.33%	to	3.44%
2015	9,618	$10.08	to	$45.96	$110,116	1.01%	—%	to	3.55%	(4.31)%	to	(1.00)%
2014	10,795	$10.52	to	$46.59	$126,858	2.13%	—%	to	3.55%	(1.62)%	to	1.93%
ClearBridge Variable Aggressive Growth Portfolio
2018	3	$21.28	to	21.28	$66	0.38%	0.35%	to	0.35%	(8.89)%	to	(8.89)%
2017	3	$23.35	to	23.35	$72	0.27%	0.35%	to	0.35%	15.58%	to	15.58%
2016	3	$20.21	to	20.21	$65	0.40%	0.35%	to	0.35%	0.58%	to	0.58%
2015	3	$20.09	to	20.09	$70	0.15%	0.35%	to	0.35%	(2.28)%	to	(2.28)%
2014	—	$—	to	—	$—	—%	0.35%	to	0.35%	—%	to	—%
Columbia Variable Portfolio – Seligman Global Technology Fund
2018	1	$19.01	to	$19.01	$19	—%	1.49%	to	1.49%	(9.52)%	to	(9.52)%
2017	1	$21.01	to	$21.01	$21	—%	1.49%	to	1.49%	33.22%	to	33.22%
2016	1	$15.77	to	$15.77	$16	—%	1.49%	to	1.49%	17.62%	to	17.62%
2015	1	$13.41	to	$13.41	$13	—%	1.49%	to	1.49%	8.44%	to	8.44%
2014	1	$12.37	to	$12.37	$12	—%	1.49%	to	1.49%	23.57%	to	23.57%
Davis VA Financial Portfolio
2018	67	$14.41	to	$23.38	$1,116	1.12%	1.15%	to	3.55%	(13.67)%	to	(11.92)%
2017	86	$16.59	to	$26.54	$1,626	0.70%	1.15%	to	3.55%	17.37%	to	19.73%
2016	101	$14.04	to	$22.17	$1,613	0.95%	1.15%	to	3.55%	10.43%	to	12.66%
2015	119	$12.63	to	$19.68	$1,696	0.83%	1.15%	to	3.55%	(1.40)%	to	0.59%
2014	134	$11.79	to	$19.98	$1,923	1.17%	1.15%	to	3.55%	9.07%	to	11.45%
Dreyfus VIF Appreciation Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
Eaton Vance VT Floating-Rate Income Fund
2018	14	$16.42	to	$16.42	$238	3.77%	0.35%	to	0.35%	(0.43)%	to	(0.43)%
2017	14	$16.49	to	$16.49	$239	3.26%	0.35%	to	0.35%	3.07%	to	3.07%
2016	14	$16.00	to	$16.00	$232	3.48%	0.35%	to	0.35%	8.58%	to	8.58%
2015	15	$14.74	to	$14.74	$228	3.34%	0.35%	to	0.35%	(1.34)%	to	(1.34)%
2014	17	$14.94	to	$14.94	$253	3.15%	0.35%	to	0.35%	0.22%	to	0.22%
Fidelity VIP Emerging Markets Portfolio
2018	2	$10.29	to	$10.29	$24	0.54%	0.35%	to	0.35%	(18.45)%	to	(18.45)%
2017	2	$12.62	to	$12.62	$29	0.53%	0.35%	to	0.35%	46.54%	to	46.54%
2016	3	$8.61	to	$8.61	$22	0.12%	0.35%	to	0.35%	2.59%	to	2.59%
2015	3	$8.39	to	$8.39	$22	0.36%	0.35%	to	0.35%	(10.62)%	to	(10.62)%
2014	1	$9.39	to	$9.39	$5	0.21%	0.35%	to	0.35%	0.78%	to	0.78%
Fidelity VIP FundsManager 50% Portfolio
2018	144	$11.51	to	$14.58	$2,043	1.15%	1.15%	to	3.55%	(8.42)%	to	(6.69)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2017	189	$12.56	to	$15.62	$2,863	0.74%	1.15%	to	3.55%	10.60%	to	12.67%
2016	302	$11.36	to	$13.86	$4,085	1.10%	1.15%	to	3.55%	0.75%	to	2.64%
2015	279	$11.27	to	$13.51	$3,665	0.94%	1.15%	to	3.55%	(3.22)%	to	(1.40)%
2014	283	$11.65	to	$13.70	$3,786	1.00%	1.15%	to	3.55%	1.60%	to	3.50%
Fidelity VIP FundsManager 60% Portfolio
2018	716	$11.13	to	$13.99	$9,786	1.05%	1.15%	to	3.55%	(9.65)%	to	(7.81)%
2017	808	$12.32	to	$15.17	$12,009	0.93%	1.15%	to	3.55%	12.87%	to	15.15%
2016	844	$10.91	to	$13.17	$10,941	1.12%	1.15%	to	3.55%	1.15%	to	3.20%
2015	885	$10.79	to	$12.77	$11,144	0.93%	1.15%	to	3.55%	(3.08)%	to	(1.12)%
2014	909	$11.22	to	$12.91	$11,602	1.21%	1.15%	to	3.55%	1.84%	to	3.81%
Fidelity VIP Mid Cap Portfolio
2018	1	$53.36	to	$53.36	$38	0.40%	0.35%	to	0.35%	(15.07)%	to	(15.07)%
2017	1	$62.83	to	$62.83	$45	0.52%	0.35%	to	0.35%	20.12%	to	20.12%
2016	1	$52.31	to	$52.31	$51	0.33%	0.35%	to	0.35%	11.53%	to	11.53%
2015	1	$46.90	to	$46.90	$46	0.37%	0.35%	to	0.35%	(1.97)%	to	(1.97)%
2014	—	$47.84	to	$47.84	$14	0.02%	0.35%	to	0.35%	5.66%	to	5.66%
Fidelity VIP Strategic Income Portfolio
2018	2	$20.03	to	$20.03	$33	4.65%	0.35%	to	0.35%	(3.16)%	to	(3.16)%
2017	1	$20.69	to	$20.69	$16	6.57%	0.35%	to	0.35%	7.17%	to	7.17%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
Franklin Founding Funds Allocation VIP Fund
2018	560	$9.11	to	$11.53	$5,593	3.04%	0.35%	to	3.55%	(12.82)%	to	(10.78)%
2017	623	$10.42	to	$12.92	$7,103	2.59%	0.35%	to	3.55%	8.08%	to	10.59%
2016	792	$9.61	to	$11.68	$8,207	3.90%	0.35%	to	3.55%	9.23%	to	11.77%
2015	881	$8.78	to	$10.45	$8,283	2.94%	0.35%	to	3.55%	(9.48)%	to	(7.38)%
2014	1,077	$9.68	to	$11.28	$11,128	2.87%	0.35%	to	3.55%	(0.74)%	to	1.57%
Franklin Income VIP Fund
2018	1,868	$35.40	to	$71.78	$119,740	4.80%	0.35%	to	3.55%	(7.66)%	to	(5.43)%
2017	2,144	$38.33	to	$75.90	$145,936	4.20%	0.35%	to	3.55%	5.86%	to	8.42%
2016	2,161	$36.21	to	$70.01	$135,953	4.97%	0.35%	to	3.55%	10.05%	to	12.75%
2015	2,166	$32.91	to	$62.10	$120,673	4.65%	0.35%	to	3.55%	(10.30)%	to	(8.13)%
2014	1,962	$36.68	to	$67.59	$118,903	4.84%	0.35%	to	3.55%	0.97%	to	3.46%
Franklin Mutual Shares VIP Fund
2018	574	$19.78	to	$38.73	$15,832	2.33%	0.35%	to	3.55%	(12.25)%	to	(9.39)%
2017	676	$22.54	to	$42.74	$20,909	2.26%	0.35%	to	3.55%	4.58%	to	7.97%
2016	820	$21.55	to	$39.59	$23,695	2.01%	0.35%	to	3.55%	12.01%	to	15.65%
2015	1,003	$19.24	to	$34.23	$25,520	3.05%	0.35%	to	3.55%	(8.25)%	to	(5.27)%
2014	1,117	$20.97	to	$36.13	$30,480	2.05%	0.35%	to	3.55%	3.39%	to	6.75%
Franklin Rising Dividends VIP Fund
2018	213	$48.84	to	$98.87	$14,338	1.41%	0.35%	to	2.75%	(7.66)%	to	(5.41)%
2017	244	$52.90	to	$104.53	$17,563	1.66%	0.35%	to	2.75%	17.30%	to	20.14%
2016	283	$45.10	to	$87.01	$17,044	1.55%	0.35%	to	2.75%	12.89%	to	15.64%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2015	320	$39.95	to	$75.24	$16,822	1.58%	0.35%	to	2.75%	(6.26)%	to	(3.98)%
2014	364	$42.62	to	$78.36	$20,066	1.46%	0.35%	to	2.75%	5.77%	to	8.34%
Franklin Strategic Income VIP Fund
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	4.43%	0.35%	to	0.35%	—%	to	—%
2015	1	$22.43	to	$22.43	$14	6.44%	0.35%	to	0.35%	(4.20)%	to	(4.20)%
2014	1	$23.41	to	$23.41	$15	5.94%	0.35%	to	0.35%	1.51%	to	1.51%
Franklin U.S. Government Securities VIP Fund
2018	1,032	$16.71	to	$39.08	$27,629	2.76%	—%	to	3.55%	(2.84)%	to	(0.02)%
2017	1,125	$17.19	to	$39.09	$30,572	2.64%	—%	to	3.55%	(1.84)%	to	0.99%
2016	1,233	$17.50	to	$38.70	$33,801	2.53%	—%	to	3.55%	(2.60)%	to	0.31%
2015	1,160	$17.97	to	$38.58	$31,921	2.53%	—%	to	3.55%	(2.79)%	to	0.12%
2014	1,123	$18.48	to	$38.54	$31,161	2.67%	—%	to	3.55%	0.03%	to	3.02%
Invesco V.I. American Value Fund
2018	1	$33.55	to	$33.55	$21	0.20%	0.35%	to	0.35%	(13.17)%	to	(13.17)%
2017	1	$38.64	to	$38.64	$24	0.57%	0.35%	to	0.35%	9.30%	to	9.30%
2016	1	$35.35	to	$35.35	$35	0.12%	0.35%	to	0.35%	14.82%	to	14.82%
2015	1	$30.79	to	$30.79	$31	0.01%	0.35%	to	0.35%	(9.68)%	to	(9.68)%
2014	—	$34.09	to	$34.09	$11	0.65%	0.35%	to	0.35%	9.10%	to	9.10%
Invesco V.I. Balanced-Risk Allocation Fund
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
Ivy VIP Asset Strategy Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	1.38%	0.35%	to	0.35%	—%	to	—%
2015	—	$56.63	to	$56.63	$5	0.40%	0.35%	to	0.35%	(8.67)%	to	(8.67)%
2014	—	$62.00	to	$62.00	$8	—%	0.35%	to	0.35%	(5.60)%	to	(5.60)%
Ivy VIP Energy Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	0.18%	0.35%	to	0.35%	—%	to	—%
2015	1	$10.39	to	$10.39	$5	0.06%	0.35%	to	0.35%	(22.41)%	to	(22.41)%
2014	1	$13.40	to	$13.40	$7	—%	0.35%	to	0.35%	(10.87)%	to	(10.87)%
Ivy VIP Growth Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	0.03%	0.35%	to	0.35%	—%	to	—%
2015	—	$161.25	to	$161.25	$14	0.11%	0.35%	to	0.35%	6.79%	to	6.79%
2014	—	$150.99	to	$150.99	$12	—%	0.35%	to	0.35%	11.42%	to	11.42%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy VIP Mid Cap Growth Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$28.13	to	$28.13	$11	—%	0.35%	to	0.35%	7.49%	to	7.49%
Ivy VIP Natural Resources Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
Ivy VIP Science and Technology Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$112.23	to	$112.23	$8	—%	0.35%	to	0.35%	(3.22)%	to	(3.22)%
2014	—	$115.96	to	$115.96	$8	—%	0.35%	to	0.35%	2.55%	to	2.55%
JPMorgan Insurance Trust Core Bond Portfolio
2018	115	$12.25	to	$13.52	$1,541	2.40%	0.35%	to	2.20%	(2.39)%	to	(1.61)%
2017	88	$12.55	to	$13.74	$1,203	2.33%	0.35%	to	2.20%	1.09%	to	1.88%
2016	74	$12.42	to	$13.49	$986	2.53%	0.35%	to	2.20%	(0.36)%	to	0.43%
2015	44	$12.46	to	$13.43	$584	2.70%	0.35%	to	2.20%	(1.31)%	to	(0.53)%
2014	12	$12.95	to	$13.50	$162	—%	0.35%	to	2.20%	1.45%	to	1.79%
Lazard Retirement International Equity Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$18.16	to	$18.16	$7	4.46%	0.35%	to	0.35%	(4.54)%	to	(4.54)%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$47.31	to	$47.31	$11	0.36%	0.35%	to	0.35%	13.55%	to	13.55%
2016	—	$41.66	to	$41.66	$9	—%	0.35%	to	0.35%	15.38%	to	15.38%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
MFS VIT II International Value Portfolio
2018	1	$16.76	to	$16.76	$10	0.92%	0.35%	to	0.35%	(10.04)%	to	(10.04)%
2017	1	$18.63	to	$18.63	$11	1.32%	0.35%	to	0.35%	26.38%	to	26.38%
2016	1	$14.74	to	$14.74	$8	1.15%	0.35%	to	0.35%	3.48%	to	3.48%
2015	1	$14.25	to	$14.25	$8	1.64%	0.35%	to	0.35%	5.95%	to	5.95%
2014	1	$13.45	to	$13.45	$15	0.46%	0.35%	to	0.35%	0.78%	to	0.78%
MFS VIT Total Return Bond Portfolio
2018	307	$15.38	to	$21.73	$5,395	3.20%	0.35%	to	2.20%	(3.46)%	to	(1.68)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2017	227	$15.93	to	$22.10	$4,115	3.21%	0.35%	to	2.20%	1.95%	to	3.82%
2016	208	$15.63	to	$21.28	$3,643	3.36%	0.35%	to	2.20%	1.77%	to	3.65%
2015	165	$15.36	to	$20.54	$2,819	2.21%	0.35%	to	2.20%	(2.72)%	to	(0.93)%
2014	323	$15.78	to	$17.75	$5,220	0.70%	0.35%	to	2.20%	1.16%	to	1.72%
MFS VIT Utilities Portfolio
2018	—	$29.98	to	$29.98	$5	0.86%	0.35%	to	0.35%	0.46%	to	0.46%
2017	—	$29.85	to	$29.85	$5	4.17%	0.35%	to	0.35%	14.09%	to	14.09%
2016	—	$26.16	to	$26.16	$4	3.69%	0.35%	to	0.35%	10.85%	to	10.85%
2015	—	$23.60	to	$23.60	$4	4.04%	0.35%	to	0.35%	(15.05)%	to	(15.05)%
2014	—	$27.78	to	$27.78	$4	2.04%	0.35%	to	0.35%	12.07%	to	12.07%
Oppenheimer Global Multi-Alternatives Fund/VA
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	—%	to	—%	—%	to	—%
Oppenheimer Global Strategic Income Fund/VA
2018	7	$19.26	to	$26.63	$152	4.88%	1.25%	to	2.75%	(7.00)%	to	(5.82)%
2017	9	$20.71	to	$28.27	$211	2.42%	1.25%	to	2.75%	3.40%	to	4.70%
2016	11	$20.03	to	$27.00	$250	4.86%	1.25%	to	2.75%	3.64%	to	4.96%
2015	13	$19.33	to	$25.73	$273	6.92%	1.25%	to	2.75%	(4.91)%	to	(3.71)%
2014²	7	$20.33	to	$26.72	$163	4.34%	1.25%	to	2.75%	0.05%	to	1.32%
Oppenheimer International Growth Fund/VA
2018	1	$21.87	to	$21.87	$13	0.60%	0.35%	to	0.35%	(19.83)%	to	(19.83)%
2017	1	$27.28	to	$27.28	$17	1.15%	0.35%	to	0.35%	26.00%	to	26.00%
2016	1	$21.65	to	$21.65	$13	0.82%	0.35%	to	0.35%	(3.06)%	to	(3.06)%
2015	1	$22.33	to	$22.33	$14	0.87%	0.35%	to	0.35%	2.75%	to	2.75%
2014	1	$21.74	to	$21.74	$20	1.11%	0.35%	to	0.35%	(7.48)%	to	(7.48)%
PIMCO VIT All Asset Portfolio
2018	1,670	$12.67	to	$21.26	$27,268	3.13%	0.35%	to	3.55%	(8.49)%	to	(5.74)%
2017	1,937	$13.84	to	$22.55	$33,997	4.58%	0.35%	to	3.55%	9.87%	to	13.15%
2016	2,152	$12.60	to	$19.93	$33,761	2.63%	0.35%	to	3.55%	9.26%	to	12.53%
2015	2,266	$11.53	to	$17.71	$31,975	3.33%	0.35%	to	3.55%	(11.94)%	to	(9.30)%
2014	2,389	$13.10	to	$19.53	$37,582	5.33%	0.35%	to	3.55%	(3.03)%	to	0.12%
PIMCO VIT Balanced Allocation Portfolio
2018	1,161	$9.67	to	$10.21	$11,736	1.30%	1.15%	to	2.20%	(7.65)%	to	(6.90)%
2017	1,244	$10.47	to	$10.96	$13,524	0.72%	1.15%	to	2.20%	11.99%	to	12.90%
2016	1,367	$9.35	to	$9.71	$13,182	0.76%	1.15%	to	2.20%	0.70%	to	1.52%
2015	1,350	$9.29	to	$9.57	$12,840	1.46%	1.15%	to	2.20%	(3.21)%	to	(2.43)%
2014	1,117	$9.59	to	$9.87	$10,891	3.82%	1.15%	to	2.20%	2.60%	to	3.43%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2018	371	$4.27	to	$7.26	$1,819	2.09%	—%	to	3.55%	(16.93)%	to	(14.43)%
2017	440	$5.14	to	$8.48	$2,579	11.23%	—%	to	3.55%	(1.15)%	to	1.80%
2016	474	$5.20	to	$8.33	$2,793	1.10%	—%	to	3.55%	11.42%	to	14.75%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2015	539	$4.67	to	$7.26	$2,816	4.58%	—%	to	3.55%	(28.12)%	to	(25.96)%
2014	528	$6.49	to	$9.81	$3,804	0.36%	—%	to	3.55%	(21.15)%	to	(18.71)%
PIMCO VIT Dynamic Bond Portfolio
2018	1,781	$9.64	to	$11.55	$18,766	2.83%	—%	to	3.55%	(1.67)%	to	0.68%
2017	1,945	$9.58	to	$11.75	$20,609	1.71%	—%	to	3.55%	1.86%	to	5.01%
2016	2,075	$9.41	to	$11.19	$21,240	1.75%	—%	to	3.55%	1.59%	to	4.74%
2015	2,055	$9.26	to	$10.68	$20,400	3.42%	—%	to	3.55%	(4.64)%	to	(1.69)%
2014	2,043	$9.71	to	$10.86	$20,912	1.09%	—%	to	3.55%	(0.05)%	to	3.05%
PIMCO VIT Emerging Markets Bond Portfolio
2018	492	$13.95	to	$22.00	$8,494	4.13%	—%	to	3.55%	(8.07)%	to	(5.92)%
2017	568	$15.14	to	$23.86	$10,486	5.09%	—%	to	3.55%	6.07%	to	8.53%
2016	691	$14.24	to	$22.43	$11,833	5.27%	—%	to	3.55%	9.39%	to	11.94%
2015	791	$12.98	to	$20.44	$12,126	5.30%	—%	to	3.55%	(5.66)%	to	(3.46)%
2014	812	$13.73	to	$21.60	$12,974	5.25%	—%	to	3.55%	(2.02)%	to	0.26%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2018	321	$10.20	to	$12.96	$3,844	6.31%	—%	to	3.55%	(7.56)%	to	(5.54)%
2017	353	$10.99	to	$16.38	$4,528	1.96%	—%	to	3.55%	4.85%	to	8.63%
2016	377	$10.44	to	$15.08	$4,534	1.51%	—%	to	3.55%	0.41%	to	4.04%
2015	414	$10.35	to	$14.49	$4,886	1.84%	—%	to	3.55%	(7.38)%	to	(4.03)%
2014	439	$11.13	to	$15.10	$5,514	2.46%	—%	to	3.55%	(1.30)%	to	2.26%
PIMCO VIT Global Core Bond (Hedged) Portfolio
2018	1,052	$8.26	to	$9.64	$10,023	1.68%	1.15%	to	3.55%	(2.35)%	to	(0.36)%
2017	929	$8.86	to	$9.67	$8,891	1.42%	1.15%	to	3.55%	1.52%	to	2.85%
2016	951	$8.73	to	$9.40	$8,857	1.69%	1.15%	to	3.55%	3.94%	to	5.31%
2015	960	$8.40	to	$8.93	$8,499	2.00%	1.15%	to	3.55%	(7.56)%	to	(6.34)%
2014	766	$9.09	to	$9.54	$7,251	1.94%	1.15%	to	3.55%	(4.12)%	to	(2.85)%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2018	1,334	$9.72	to	$11.37	$14,853	1.70%	—%	to	3.55%	(8.36)%	to	(6.77)%
2017	1,532	$10.60	to	$12.20	$18,336	2.22%	—%	to	3.55%	10.61%	to	12.51%
2016	1,740	$9.59	to	$10.84	$18,539	2.44%	—%	to	3.55%	0.86%	to	2.60%
2015	1,902	$9.51	to	$11.52	$19,802	1.66%	—%	to	3.55%	(3.19)%	to	(0.14)%
2014	2,205	$9.79	to	$11.53	$23,317	2.41%	—%	to	3.55%	1.05%	to	4.70%
PIMCO VIT High Yield Portfolio
2018	3,570	$15.02	to	$28.23	$76,655	5.10%	—%	to	3.55%	(5.93)%	to	(3.00)%
2017	3,939	$15.96	to	$29.10	$88,177	4.88%	—%	to	3.55%	3.07%	to	6.26%
2016	4,028	$15.49	to	$27.39	$85,850	5.22%	—%	to	3.55%	8.72%	to	12.09%
2015	3,823	$14.24	to	$24.43	$73,569	5.27%	—%	to	3.55%	(4.93)%	to	(1.99)%
2014	3,614	$14.98	to	$24.93	$71,674	5.29%	—%	to	3.55%	(0.10)%	to	2.99%
PIMCO VIT Long-Term U.S. Government Portfolio
2018	7	$23.26	to	$27.23	$183	2.42%	—%	to	2.75%	(4.51)%	to	(3.74)%
2017⁶	1	$24.36	to	$25.77	$33	1.58%	—%	to	2.75%	4.51%	to	4.73%
PIMCO VIT Low Duration Portfolio
2018	3	$18.43	to	$18.43	$59	1.92%	0.35%	to	0.35%	(0.01)%	to	(0.01)%
2017	3	$18.43	to	$18.43	$60	1.34%	0.35%	to	0.35%	0.99%	to	0.99%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	3	$18.25	to	$18.25	$63	1.49%	0.35%	to	0.35%	1.05%	to	1.05%
2015	4	$18.06	to	$18.06	$66	3.69%	0.35%	to	0.35%	(0.04)%	to	(0.04)%
2014	3	$18.07	to	$18.07	$59	1.21%	0.35%	to	0.35%	0.50%	to	0.50%
PIMCO VIT Real Return Portfolio
2018	2,333	$11.00	to	$26.09	$33,152	2.48%	—%	to	3.55%	(5.40)%	to	(2.55)%
2017	2,557	$11.63	to	$26.77	$37,752	2.38%	—%	to	3.55%	0.30%	to	3.30%
2016	2,652	$11.60	to	$25.92	$38,377	2.29%	—%	to	3.55%	1.78%	to	4.83%
2015	2,613	$11.39	to	$24.72	$36,491	4.14%	—%	to	3.55%	(5.96)%	to	(3.05)%
2014	2,571	$12.32	to	$25.50	$37,397	1.40%	—%	to	3.55%	(0.35)%	to	2.74%
PIMCO VIT StocksPLUS Global Portfolio
2018	784	$10.37	to	$12.70	$9,372	1.57%	0.35%	to	3.55%	(13.74)%	to	(11.85)%
2017	888	$12.12	to	$14.41	$12,110	3.37%	0.35%	to	3.55%	19.01%	to	21.76%
2016	1,064	$10.18	to	$11.83	$11,996	5.13%	0.35%	to	3.55%	4.25%	to	6.58%
2015	1,238	$9.77	to	$11.10	$13,186	5.01%	0.35%	to	3.55%	(11.97)%	to	(10.06)%
2014	1,465	$11.04	to	$12.34	$17,486	—%	0.35%	to	3.55%	(2.47)%	to	(0.35)%
PIMCO VIT Total Return Portfolio
2018	4,406	$13.45	to	$26.92	$85,463	2.54%	—%	to	3.55%	(3.87)%	to	(0.88)%
2017	4,641	$13.97	to	$27.16	$91,908	2.02%	—%	to	3.55%	1.42%	to	4.92%
2016	4,921	$13.77	to	$25.98	$94,253	2.08%	—%	to	3.55%	(0.90)%	to	2.68%
2015	4,949	$13.86	to	$25.39	$93,671	4.97%	—%	to	3.55%	(2.91)%	to	0.45%
2014	4,956	$14.26	to	$25.36	$95,006	2.20%	—%	to	3.55%	0.80%	to	4.28%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2018	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2017	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2016	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2015	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2014	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2018	418	$9.53	to	$9.81	$4,062	1.48%	1.15%	to	2.20%	(8.33)%	to	(7.58)%
2017	162	$10.39	to	$10.62	$1,711	1.61%	1.15%	to	2.20%	12.41%	to	13.32%
2016	116	$9.24	to	$9.37	$1,082	0.70%	1.15%	to	2.20%	1.01%	to	1.84%
2015⁴	69	$9.18	to	$9.20	$638	—%	1.15%	to	2.20%	(1.97)%	to	(1.94)%
T. Rowe Price Blue Chip Growth Portfolio
2018	1	$38.41	to	$38.41	$41	—%	0.35%	to	0.35%	1.29%	to	1.29%
2017	1	$37.92	to	$37.92	$53	—%	0.35%	to	0.35%	35.35%	to	35.35%
2016	1	$28.02	to	$28.02	$39	—%	0.35%	to	0.35%	0.19%	to	0.19%
2015	1	$27.97	to	$27.97	$30	—%	0.35%	to	0.35%	10.41%	to	10.41%
2014	2	$25.33	to	$25.33	$38	—%	0.35%	to	0.35%	8.46%	to	8.46%
T. Rowe Price Equity Income Portfolio
2018	2	$25.40	to	$25.40	$41	1.79%	0.35%	to	0.35%	(10.01)%	to	(10.01)%
2017	2	$28.23	to	$28.23	$46	1.54%	0.35%	to	0.35%	15.33%	to	15.33%
2016	2	$24.47	to	$24.47	$40	2.09%	0.35%	to	0.35%	18.44%	to	18.44%
2015	2	$20.66	to	$20.66	$34	1.59%	0.35%	to	0.35%	(7.43)%	to	(7.43)%
2014	2	$22.32	to	$22.32	$36	1.55%	0.35%	to	0.35%	6.73%	to	6.73%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
T. Rowe Price Health Sciences Portfolio
2018	—	$70.78	to	$70.78	$9	—%	0.35%	to	0.35%	0.50%	to	0.50%
2017	—	$70.42	to	$70.42	$9	—%	0.35%	to	0.35%	26.86%	to	26.86%
2016	—	$55.51	to	$55.51	$7	—%	0.35%	to	0.35%	(11.03)%	to	(11.03)%
2015	—	$62.39	to	$62.39	$8	—%	0.35%	to	0.35%	12.08%	to	12.08%
2014	—	$55.67	to	$55.67	$7	—%	0.35%	to	0.35%	30.76%	to	30.76%
Templeton Global Bond VIP Fund
2018	1,559	$27.20	to	$64.99	$71,093	—%	—%	to	3.55%	(1.39)%	to	1.58%
2017	1,749	$26.40	to	$63.98	$79,365	—%	—%	to	3.55%	(1.47)%	to	1.57%
2016	1,861	$26.79	to	$62.99	$84,067	—%	—%	to	3.55%	(0.50)%	to	2.58%
2015	1,822	$26.93	to	$61.41	$80,718	7.88%	—%	to	3.55%	(7.50)%	to	(4.64)%
2014	1,676	$28.00	to	$70.51	$78,784	5.06%	—%	to	3.55%	(1.72)%	to	1.83%
Templeton Growth VIP Fund
2018	361	$18.71	to	$39.00	$9,789	2.05%	0.35%	to	3.55%	(17.84)%	to	(15.15)%
2017	410	$22.77	to	$45.96	$13,354	1.68%	0.35%	to	3.55%	14.38%	to	18.09%
2016	493	$19.91	to	$38.92	$13,794	2.11%	0.35%	to	3.55%	5.80%	to	9.24%
2015	622	$18.82	to	$35.63	$16,196	2.65%	0.35%	to	3.55%	(9.75)%	to	(6.81)%
2014	704	$20.85	to	$38.24	$19,967	1.43%	0.35%	to	3.55%	(6.20)%	to	(3.15)%
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are excluded from the expense ratio.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown below, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.
**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2018, 2017, 2016, 2015 and 2014, are $644, $756, $764, $732 and $831, respectively.

Description
1 Period from January 27, 2014 (fund commencement) to December 31, 2014
2 Period from April 28, 2014 (fund commencement) to December 31, 2014
3 Period from April 27, 2015 (fund commencement) to December 31, 2015
4 Period from November 23, 2015 (fund commencement) to December 31, 2015
5 Period from October 14, 2016 (fund commencement) to December 31, 2016
6 Period from May 1, 2017 (fund commencement) to December 31, 2017
7 Period from October 16, 2017 (fund commencement) to December 31, 2017

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2018

(7) Subsequent Events

No material subsequent events have occurred since December 31, 2018 through March 27, 2019, the date at which the financial statements were issued, that would require adjustment to the financial statements.